UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

RTB Digital, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

RTB Digital, Inc.

4300 University Way NE, Suite C

Seattle, WA 98105

Dear Stockholder:

You are invited to attend the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of RTB Digital, Inc. (“RTB,” the “Company,” “we,” “us,” or “our”), which will be held on December 10, 2026, at 4:00 p.m. Eastern Time (“ET”)/1:00 p.m. Pacific Time. The 2026 Annual Meeting will be held in a virtual meeting format only. You will be able to attend the meeting, vote, and submit your questions via the Internet by visiting www.virtualshareholdermeeting.com/RTB20206 and entering the control number included on your proxy card. You will not be able to attend the virtual Annual Meeting physically in person.

Even if you are planning on attending the 2026 Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of the proxy materials in the mail, by completing, dating, signing and returning the enclosed proxy card, so your shares will be represented at the 2026 Annual Meeting. Instructions on voting your shares are in the proxy materials you received for the 2026 Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. ET on December 9, 2026. If you attend the 2026 Annual Meeting online and wish to vote at the 2026 Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

YOUR VOTE IS IMPORTANT TO US. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote via the Internet, telephone, or mail.

On behalf of our board of directors and management, I would like to express our appreciation for your continued support.

Very truly yours,

James Heckman

Director and Chief Executive Officer

November 4, 2026

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE 2026 ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE PROXY MATERIALS YOU RECEIVED AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE 2026 ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE 2026 ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE 2026 ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE 2026 ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE 2026 ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

RTB Digital, Inc.

4300 University Way NE, Suite C, Seattle, WA 98105

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 10, 2026

November 4, 2026

To our Stockholders:

Notice (this “Notice”) is hereby given that the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of RTB Digital, Inc., a Nevada corporation (the “Company,” “RTB,” “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on Monday, December 10, 2026, at 4:00 p.m. Eastern Time (“ET”)/1:00 p.m. Pacific Time (“PT”) for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To elect seven directors to hold office until the next annual meeting of the Company’s stockholders and until their respective successors are elected and qualified or until each of their earlier resignation or removal;

(2)	To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

(3)	To approve the adoption of the RTB 2026 Equity Incentive Plan; and

(4)	To approve the adoption of the RTB 2026 Strategic Partners Plan; and

(5)	To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors unanimously recommends a vote “FOR” the approval of each of the director nominees in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3, and Proposal 4.

Pursuant to our Amended and Restated Bylaws, our Board of Directors has fixed the close of business on October 26, 2026, as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2026 Annual Meeting and any adjournment thereof. Holders of our shares of Common Stock are entitled to vote at the 2026 Annual Meeting.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of all proxy materials, including our annual report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission on April 15, 2026 (“2025 Annual Report”), as well as providing access to the proxy materials at www.proxyvote.com. We began distributing the Proxy Statement, this Notice, the 2025 Annual Report and proxy card on or about November 4 , 2026.

The 2026 Annual Meeting will be held as a virtual meeting via live webcast on the Internet on Thursday, December 10, 2026, at 4:00 p.m. ET/1:00 p.m. PT. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the 2026 Annual Meeting in person. You will be able to attend the 2026 Annual Meeting, vote, and submit your questions on the day of the 2026 Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/RTB2026 and entering the control number included on your proxy card. The unique control number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2026 Annual Meeting on such website. Further instructions on how to attend and participate in the 2026 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

By order of the Board of Directors,

James Heckman

Director and Chief Executive Officer

November 4, 2026

i

ii

GENERAL INFORMATION

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2026 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, this Proxy Statement, a proxy card, and our 2025 Annual Report.

What is the Purpose of the 2026 Annual Meeting?

This is the 2026 Annual Meeting of the Company’s stockholders. At the 2026 Annual Meeting, you will be voting upon:

(1)	The election of seven directors to hold office until the next annual meeting of the Company’s stockholders and until their respective successors are elected and qualified or until each of their earlier resignation or removal;

(2)	The ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

(3)	The approval of the adoption of the RTB 2026 Equity Incentive Plan;

(4)	The approval of the adoption of the RTB 2026 Strategic Partners Plan; and

(5)	Any other business that may properly come before the 2026 Annual Meeting or any adjournments or postponements thereof.

How Does the Board of Directors Recommend that I Vote?

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of each of the director nominees in Proposal 1, and vote “FOR” each of Proposal 2, Proposal 3, and Proposal 4.

How Do Proxies Work?

Our Board of Directors is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the 2026 Annual Meeting in the way you instruct and, with regard to any other business that may properly come before the 2026 Annual Meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain an Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the U.S. Securities and Exchange Commission (“SEC”) has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the Proxy Statement and the 2025 Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual stockholder meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the 2025 Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the 2025 Annual Report, you may contact us at the following address and phone number:

RTB Digital, Inc.

Corporate Secretary

3111 Camino Del Rio North, Suite 400

San Diego, CA 92108

Telephone: (619) 549-2184

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board of Directors has fixed the close of business on October 26, 2026, as the Record Date for a determination of stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting or any adjournment thereof. You can vote at the 2026 Annual Meeting if you held shares of our Common Stock as of the close of business on the Record Date. On the Record Date, there were 14,494,818 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote

A list of stockholders of record entitled to vote at the 2026 Annual Meeting will be available for inspection at our principal executive offices located at 4300 University Way NE, Suite C, Seattle, WA 98105 for a period of at least ten (10) days prior to the 2026 Annual Meeting and during the 2026 Annual Meeting. The stock transfer books will not be closed between the Record Date and the date of the 2026 Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these Proxy Statement materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these Proxy Statement materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the 2026 Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the 2026 Annual Meeting. If your shares are held in street name and you would like to vote your shares at the 2026 Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the 2026 Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1.	Vote by Internet.
(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. ET the day before the date of the 2026 Annual Meeting. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
(b)	During the meeting: Go to www.virtualshareholdermeeting.com/RTB2026. You will be able to attend the 2026 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2026 Annual Meeting.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.	Vote by Internet.
(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. ET the day before the date of the 2026 Annual Meeting. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
(b)	During the meeting: Go to www.virtualshareholdermeeting.com/RTB2026. You will be able to attend the 2026 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2026 Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the 2026 Annual Meeting.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2026 Annual Meeting and not revoked will be voted at the 2026 Annual Meeting as instructed by you in a proxy delivered before the 2026 Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of each of the director nominees, “for” each of Proposal 2, Proposal 3, and Proposal 4, and with regard to any other matters that may be properly presented at the 2026 Annual Meeting and all matters incident to the conduct of the 2026 Annual Meeting as the appointed proxies determine in their discretion. All votes will be tabulated by the inspector of elections appointed for the 2026 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the 2026 Annual Meeting, we must have a quorum. A quorum is present when at least 33 1/3% of the shares entitled to vote at the 2026 Annual Meeting as of the Record Date are represented in person or by proxy. Thus, holders of the shares of Common Stock representing at least 4,831,606 votes must be represented in person or by proxy at the 2026 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote during the live online 2026 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares held by us in treasury are not considered outstanding or considered to be present at the 2026 Annual Meeting. If there is not a quorum at the 2026 Annual Meeting, our stockholders may adjourn the 2026 Annual Meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote”. If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board of Directors on non-routine proposals. Broker non-votes are not included in the tabulation of the voting results of Proposal 1 or Proposal 2 and, therefore, do not affect these proposals. Broker non-votes, if any, will have the same effect as votes against Proposal 3 and Proposal 4.

Proposal 1 (election of directors), Proposal 3 (approval of the RTB 2026 Equity Incentive Plan), and Proposal 4 (approval of the RTB 2026 Strategic Partners Plan) are considered “non-routine,” and therefore brokers cannot use discretionary authority to vote shares on these three proposals to be considered at the 2026 Annual Meeting if they have not received instructions from their clients. Proposal 2 (the ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm) is a “routine” matter on which your broker can exercise voting discretion. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for Proposal 1 or Proposal 2 and, therefore, do not affect these proposals. Abstentions are included in the tabulation of the voting results for Proposal 3 and Proposal 4 and, therefore, will be considered to be votes against such proposals. Abstentions are also included for the purpose of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of seven directors	A plurality of the votes cast	No

(2)	Ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	A majority of the votes cast in favor	Yes

(3)	The approval of the adoption of the RTB 2026 Equity Incentive Plan.	A majority of the votes cast in favor	No

(4)	The approval of the adoption of the RTB 2026 Strategic Partners Plan.	A majority of the votes cast in favor	No

What Are the Voting Procedures?

In voting by proxy regarding the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Regarding other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the 2026 Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board of Directors. Thus, where no choice is specified, the proxies will be voted FOR Proposals 1, 2, 3 and 4.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by (i) giving written notice to our administrator, (ii) delivering a properly completed, later-dated proxy card or vote instruction form to us, or (iii) voting via the Internet at the 2026 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to RTB Digital, Inc., 3111 Camino Del Rio North, Suite 400. San Diego, CA 92108, Attention: Corporate Secretary. Revocations of proxies must be received prior to the time of the 2026 Annual Meeting to serve as an effective revocation of that proxy.

Who Will Bear the Cost of Soliciting Votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners.

Do I Have Appraisal Rights?

Our stockholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the 2026 Annual Meeting.

Whom Do I Contact if I Have Questions?

RTB Digital, Inc., Corporate Secretary, Jasmine Farrington.

3111 Camino Del Rio North, Suite 400

San Diego, CA 92108

Telephone: (619) 549-2184

jasmine@rountable.io

How Can I Find Out the Results of the Voting at the 2026 Annual Meeting?

Preliminary voting results will be announced at the 2026 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within (4) four business days after the 2026 Annual Meeting.

DIRECTORS AND OFFICERS

The following is a list of our directors and executive officers as of the Record Date, as well as nominees to be submitted to the vote of our stockholders at the 2026 Annual Meeting, along with the specific information required by Rule 14a-3 of the Securities Exchange Act of 1934 (the “Exchange Act”):

Name	Age	Position(s)
Executive Officers
James Heckman	61	Director, Chief Executive Officer
Alykhan Madhavji	36	Director, Chief Financial Officer
Bill Sornsin	64	Chief Operating Officer
George Oliva	65	Chief Accounting Officer
Zechariah Kirscher	39	General Counsel

Non-Employee Directors
James Walton Comer	50	Director and Chairman of the Board
Steven Fletcher	58	Director
Michael Alexander	61	Director
Erin Schaefer	48	Director
Mary Elizabeth Truss	51	Director

Business Experience of Directors

James Heckman, Chief Executive Officer and Director

James Heckman has served as Chief Executive Officer and Director of RTB since May 2026, and from inception of our wholly owned subsidiary, RTB Digital, Inc, a Delaware corporation, since May, 2021, which was the predecessor company acquired in the merger consummated May 12, 2026, where he was a founder and served as its Chief Executive Officer. He previously served as Chief Executive Officer and Director of Arena Group, formerly Maven (NYSE:AREN) from November 4, 2016, until his resignation on August 26, 2020. Mr. Heckman has extensive experience in Internet media, advertising, video, and online communities. He was the Chief Executive Officer of North American Membership Group, Inc., including its subsidiary Scout Media, Inc., from October 2013 to May 2016, and Chairman of the board of directors from May 2016 to July 2016. From April 2011 to August 2012, Mr. Heckman served as Head of Global Media Strategy for Yahoo!. He was previously the Founder and Chief Executive Officer of 5to1, an advertising platform, from August, 2008 through its 2011 sale to Yahoo!; Chief Strategy Officer of Zazzle.com from 2007 to 2008; Chief Strategy Officer of FOX Interactive Media from 2005 to 2007, where he architected the ad alliance between Myspace; Founder and Chief Executive Officer of Scout.com, from April 2001 through to its sale to FOX Interactive Media in September 2005; Founder and Chief Executive Officer of Rivals.com from 1997 to 2000; and President and Publisher of NFL Exclusive, official publication for every NFL team, from 1991 to 1998. He holds a Bachelor of Arts in Communications from the University of Washington.

Walton Comer, Director and Chairman of the Board

Mr. Comer has served as the Chairman of the Board and a Director of RTB since May 2026. He previously served as Co-Founder, Chief Investment Officer and Director of XBTO Group from its inception in 2015 to January 2023. Mr. Comer has extensive experience in quantitative finance, digital-asset trading and financial-technology development. He previously co-founded Lucid Holdings in March 2010, which was acquired by CINT for over $1 billion in December 2021, and was a founding investor in Deribit beginning in November 2017, which was recently sold to Coinbase for over $3 billion in August 2025. Prior to founding XBTO, Mr. Comer served as Founder and Principal of Falcon Bridge Partners, a high-frequency commodities trading platform, active from August 2008 to 2012. From May 2006 to July 2008, he served as Vice President of Risk at SAC Capital. From September 2002 to May 2006, he was Director of Research at Thornhill Partners. Earlier in his career, from September 2000 to August 2002, he was a Partner at Instant Gravity LLC, a company engaged in the development of new-media and financial-services technologies. Mr. Comer holds an M.A. in Mathematics of Finance from Columbia University, earned in 2006; a B.S. degree in Electrical Engineering from Columbia in 1999; and BS degrees in Physics and Mathematics from Sewanee, also earned in 1999.

Alykhan Madhavji, Chief Financial Officer and Director

Mr. Madhavji has served as the Chief Financial Officer and a Director of the Company since May 2026, and as Chief Financial Officer of our wholly owned subsidiary, RTB Digital, Inc., a Delaware corporation, since May 2025. He has been the Managing Partner at Blockchain Founders Fund since June 2028, investing in early-stage technology companies, a consultant to the United Nations on fintech and blockchain since October 2018, Senior Blockchain Fellow at INSEAD since October 2019, and a Knight (investor) on the hit TV show CryptoKnights on Amazon Prime since August 2024. Mr. Madhavji served as a board member of Soluna Holdings (NASDAQ: SLNH) from February 2021, to May 2022. He was recognized in Lattice80’s 2019 “Blockchain 100,” previously served on the University of Toronto’s Governing Council, and has been a mentor with SOSV’s Orbit Startups and the Mobile Only Accelerator (MOX) since March 2019. Education: MBA, INSEAD; Master of Global Affairs (Schwarzman Scholar), Tsinghua University; Bachelor of Commerce with Distinction, University of Toronto; CPA, CA, CMA, and CIM designations.

Steven Fletcher, Director

Mr. Fletcher has been a Director of RTB since March 2026. Since 2018, Mr. Fletcher has served as the Chief Executive Officer of technology company Explorer Parent LLC, a firm that sponsors special purpose acquisition companies (SPACs). Mr. Fletcher has been a director of Lee Enterprises, Inc. (NASDAQ: LEE) since 2020, a provider of local news with more than 350 weekly and specialty publications across 72 markets in 25 states, where he is Chairman of the Audit and Risk Management Committee, and a member of the Executive Compensation Committee. He served from 2013 to 2022 as an independent director of atVenu, a leading live event commerce platform, where he was a member of the Audit and Compensation Committees, and as an independent director of Life Signals, Inc. a healthcare technology company since November 2021. From 2003 to 2018, Mr. Fletcher was a Managing Director, Co-Head of the Digital Media Group and Head of the Software Group at GCA Savvian, a global investment bank. He was also a member of the firm’s Management Committee. From 1994 until 2002, Mr. Fletcher worked at Goldman, Sachs & Co., where he held a number of leadership roles including Head of the Private Placement Group, Head of the IT Services sector and Co-Head of the Hardware, Storage, EMS, and Internet Infrastructure sectors. He began his career at Deloitte & Touche as a CPA. Mr. Fletcher received a B.A. in Economics from UCLA and an M.B.A. from the Wharton School of the University of Pennsylvania.

Michael Alexander, Director

Mr. Alexander has been a director since May 2026. He is a financial-services and technology executive who served as Chief Executive Officer, Jefferies Asia from 2010 to 2018, and later led EOS VC at Block.one from July 2018 to January 2021. Mr. Alexander has been a co-founder and director at BrandPay since December 2022, an AI-enabled marketing and payments platform that rewards customers for social media content with instant store credit. With more than 25 years of experience in Asia capital markets, Mike is a prominent figure in the financial services in the region. Before joining Jefferies, he was Group Head of Sales and Sales Trading at CLSA Hong Kong, Director of Asian Proprietary Trading at Deutsche Bank Hong Kong, and Head of Proprietary Trading at JPMorgan Hong Kong and Ord Minnett. Education: University of Queensland.

Erin Schaefer, Director

Ms. Schaefer has been a Director of RTB since October 2026. She began her executive career with a 14-year tenure at Google, followed by roles at augmented reality pioneer, Niantic, from October 2020 until February 2025, and General Catalyst from February 2025 until September 2026. Since September 2026, she has served as an executive advisor and board director. At YouTube Erin built the brand commercialization engine from scratch into a $10B+ global revenue business and led a major turnaround of YouTube’s Trust & Safety function, earning Google’s Great Manager Award for her leadership. As a transformative leader in digital innovation, Schaefer scaled multi-billion-dollar commercial engines, leading high-stakes organizational turnarounds, and driving global operations at the frontier of technology. Most recently, she served as Chief Operating Officer at General Catalyst ($43B+ AUM), where she directed the operating model and capital allocation.

Previously, Ms. Schaefer was General Manager and P&L owner at Niantic, overseeing the US Gaming Studio, Global Game Publishing, and the B2B Niantic Spatial Platform, leading Niantic Games to a multi-billion dollar exit. Ms. Schaefer holds a B.A. in Political Science from Stanford University and an M.B.A. from Harvard Business School. She has served on public, private company, and non-profit boards including the Hillsborough Schools Foundation where she is currently the President.

Mary Elizabeth Truss, Director

Ms. Truss has been a director of RTB since October 2026. She wrote two books which were published in April 2024 and October 2026, and launched her podcast The Liz Truss Show in December 2025. She served as the 56th Prime Minister of the United Kingdom in 2022. She was the Conservative MP for South West Norfolk between 2010 and 2024, during which period she held ministerial office for more than ten years between 2012 and 2022 and, after an initial spell as a junior education minister, sat at the Cabinet table in six different roles, prior to becoming Prime Minister: Secretary of State for the Environment, Food and Rural Affairs; Lord Chancellor and Secretary of State for Justice; Chief Secretary to the Treasury; Secretary of State for International Trade and President of the Board of Trade; and Foreign Secretary – as well as Minister for Women and Equalities.

Business Experience of Executive Officers

William (Bill) Sornsin, Chief Operating Officer

Mr. Sornsin has served as the Chief Operating Officer of RTB since May 2026, and from inception of our wholly owned subsidiary, RTB Digital, Inc, a Delaware corporation, since May, 2021, which was the predecessor company acquired in the merger consummated May 12, 2026, where he was one of its founders and has served as its Chief Operating Officer and Chief Financial Officer from inception. Mr. Sornsin co-founded and served as the Chief Operating Officer of Arena Group (NYSE:AREN) from November 2016 through August 2018, and then again from December 2019 until September 2020. He was Chief Technology Officer of North American Membership Group, Inc., including its subsidiary Scout Media, Inc., from October 2013 to January 2016, and was the Chief Operating Officer from January 2016 to July 2016. Mr. Sornsin joined Mr. Heckman in 1999 as co-founder and Chief Technology Officer of Rivals.com. In 2001, he became co-founder and Chief Technology Officer and Chief Operating Officer for the original Scout.com and served as the Vice President of Engineering and Operations at Fox Interactive Media after the acquisition of Scout Media, Inc. in 2005. Prior to his service at Rivals.com and Scout Media, Inc., Mr. Sornsin held a variety of roles at Microsoft, including Group Manager of MSN Core Technology and Product Planning Lead for Microsoft Exchange. He holds a Bachelor of Science in Electrical/Computer Engineering from the University of Iowa and a Masters of Business Administration from the University of California – Los Angeles.

George Oliva, Chief Accounting Officer

Mr. Oliva joined the RTB team in October 2023 as Chief Financial Officer and as of May 2026 serves as the Chief Accounting Officer, served as a Director between September 2025 and May 2026, and has over 30 years as a senior finance professional, with a background in corporate finance, treasury, financial planning and analysis, international tax, and strategic planning. Prior to joining RTB, he was Chief Financial Officer and Corporate Secretary for WiSA Technologies (“WiSA”) since 2019. Prior to WiSA, he provided financial consulting services to public and private companies nationwide. He was also a partner with Hardesty LLC, a national executive services firm. Mr. Oliva has held several interim positions with a variety of clients that included a scientific instruments business acquired by a private equity firm, a medical device manufacturer preparing for an IPO, an audio company merger and a yield improvement software company implementing a world-wide ERP system. Mr. Oliva was CFO of Penguin Computing from 2009 through 2013, where he played a leading role in guiding them through a period of rapid growth, twice making the Silicon Valley Business Journal’s list of fastest growing private companies. Prior to Penguin, he was CFO of StreamLogic, a public company doing business as Hammer Storage Solutions, where he navigated its going-private transaction. Prior to serving in such roles, Mr. Oliva was responsible for financial planning and analysis and operational support as the operations controller for Conner Peripherals and at Read-Rite Corporation, both exceeding a billion of revenue in the data storage industry. Mr. Oliva began his career in auditing with Arthur Andersen & Co., a leading public accounting firm. Mr. Oliva is a certified public accountant, currently inactive status. He earned a B.S. degree in Business Administration from U.C. Berkeley with a dual emphasis in Accounting and Finance.

Zechariah Kirscher, General Counsel

Mr. Kirscher has served on the Company’s internal legal team since May 2022, when he joined as Senior Counsel, and was later appointed General Counsel in August 2026. Prior to joining the Company, Mr. Kirscher spent nearly a decade working in law firms in Southern California, most recently at Cooley LLP from April 2021 to May 2022 and, before that, DLA Piper (US) from September 2015 to April 2021. While at Cooley and DLA, Mr. Kirscher represented banks, lenders, private funds, and companies in primarily the venture lending space. Today, Mr. Kirscher leverages his experience with early stage companies to contribute to the growth and success of RYVYL as it seeks to transform the payments industry. Mr. Kirscher holds a Bachelor of Arts degree from the University of Wisconsin-Madison and a Juris Doctor degree from Chicago-Kent College of Law.

Family Relationships

There are no family relationships among any of our executive officers or directors.

CORPORATE GOVERNANCE

Composition of our Board of Directors

Our Board of Directors currently consists of eight directors, and seven directors are expected to continue after the 2026 Annual Meeting. Our Amended Articles and Amended and Restated Bylaws provide that our Board of Directors can consist of not less than one director or more than 11 directors. The number of directors currently is fixed at eight by our Board of Directors. Our Amended and Restated Bylaws also provide that a majority of the total number of directors then in office will constitute a quorum for a meeting of the Board of Directors. At each annual meeting of our stockholders, directors will be elected for a one-year term, until his or her successor is elected at an annual meeting of our stockholders or until his or her death, resignation or removal, whichever is earliest to occur. When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Director Qualifications

James Heckman – The Board of Directors believes that Mr. Heckman is well qualified to serve on the Board of Directors based on his extensive executive leadership and entrepreneurial experience in the digital media industry, his expertise in advertising, online communities and media strategy; and his corporate governance experience gained through prior service as a director and board chair.

Walton Comer – The Board of Directors believes that Mr. Comer is well qualified to serve on the Board of Directors based on his extensive experience in quantitative finance, digital-asset trading and financial technology development, his expertise in investment management and risk management, and his executive leadership, entrepreneurial and board experience.

Alykhan Madhavji - The Board of Directors believes that Mr. Madhavji is well qualified to serve on the Board of Directors based on his experience investing in early-stage technology companies, his expertise in blockchain and emerging technologies, and his financial and accounting qualifications.

Steven Fletcher – The Board of Directors believes that Mr. Fletcher is well qualified to serve on the Board of Directors based on his more than 20 years of experience in the investment banking industry; his extensive expertise in debt and equity financing, strategic transactions, capital allocation, capital markets and corporate financial management, particularly in the digital media sector; and his significant corporate governance experience gained through prior service on several boards.

Michael Alexander - The Board of Directors believes that Mr. Alexander is well qualified to serve on the Board of Directors based on his more than 25 years of experience in Asian capital markets, his expertise in financial services, trading and technology investing, and his executive leadership experience at global financial institutions and technology companies.

Erin Schaefer – The Board of Directors believes that Ms. Schaefer is well qualified to serve on the Board of Directors due to her business, board, and leadership experience, together with her industry relationships.

Mary Elizabeth Truss – The Board of Directors believes that Ms. Truss is well qualified to serve on the Board of Directors due to her extensive international business, government, and media experience, together with her relationships in the United Kingdom media market.

Director Independence

As our Common Stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Nasdaq Listing Rule 5605(a)(2). Our Board of Directors has affirmatively determined that each of Mr. Comer, Mr. Alexander, Ms. Schaefer, Ms. Truss, and Mr. Fletcher are “independent directors,” as that term is defined in the Nasdaq rules. Under the Nasdaq rules, our Board must be composed of a majority of “independent directors.”

Additionally, subject to certain limited exceptions, the audit, compensation, and nominating and corporate governance committees of our Board of Directors also must be composed of all independent directors.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, our Board of Directors, or any other committee of our Board of Directors: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors, after the annual meeting, will consist of seven persons, with directors holding an extensive business and related experience and will consider additional persons with relevant experience from time to time so as to strengthen the Board as the Company continues to develop. The recommendation of a person to be part of the Board of Directors is made with a view to the experience and expertise that will add to the Board of Directors in support of its oversight of the Company’s business affairs.

However, no single leadership model is right for all companies and at all times. The Board of Directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board of Directors may periodically review its leadership structure. In addition, the Board of Directors holds executive sessions in which only independent directors are present.

Our Board of Directors is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization.

Our audit committee oversees the management of financial risks; our Board of Directors regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board of Directors regularly reviews plans, results and potential risks related to our business, growth, and strategies. Our compensation committee reviews key employee compensation goals, policies, plans and programs, reviews and approves director and executive officer compensation and executive employment arrangements, and oversees any compensation consultants. Our nominating and corporate governance committee assists the Board in identifying qualified director candidates and determining Board composition, considers potential conflicts of interest in evaluating director candidates, and monitors the process for assessing the effectiveness of the Board of Directors.

Committees of Our Board of Directors

The Board of Directors has established the following three standing committees: Audit Committee; Compensation Committee; and the Nominating and Governance Committee or “Nominating Committee.” Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm its independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of its audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the Securities and Exchange Commission (“SEC”);

●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

●	coordinating the oversight by our Board of Directors of our code of business conduct and our disclosure controls and procedures;

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters;

●	reviewing and approving related-person transactions; and

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm.

The Audit Committee currently consists of Mr. Fletcher, who serves as chairman of the Audit Committee, Mr. Moyer, and Mr. Alexander. Mr. Moyer will serve until the annual meeting, or earlier if removed. After the annual meeting the Board will appoint a new person to the Audit Committee to replace Mr. Moyer. The Board has reviewed the independence of our directors based on the listing standards of Nasdaq. Based on this review, the Board of Directors has determined that the current members of our Audit Committee meet the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and Nasdaq rules. The Board of Directors has determined that Mr. Fletcher qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our Board of Directors has adopted a written charter for the Audit Committee which is available on our principal corporate website at https://roundtable.io/rtb-corp/investor-updates/charter-documents. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing key employee compensation goals, policies, plans, and programs;

●	reviewing and approving the compensation of our directors and executive officers;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants.

Our Compensation Committee consists of Mr. Comer and Mr. Fletcher. Mr. Comer serves as chairman of our Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is “independent” and meets the independence requirements applicable to Compensation Committee members under the rules of Nasdaq.

Our Board of Directors has adopted a written charter for the Compensation Committee which is available on our principal corporate website at https://roundtable.io/rtb-corp/investor-updates/charter-documents The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities.

Nominating and Corporate Governance Committee

The purpose of the Nominating Committee is to assist the board in identifying qualified individuals to become board members, in determining the composition of the Board of Directors, and in monitoring the process to assess the effectiveness of the Board of Directors. The Nominating Committee, in recommending director candidates for election to the Board of Directors, and the Board of Directors, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics, and values and the ability to make mature business judgments. The Nominating Committee and the Board of Directors also considers whether there are potential conflicts of interest. The Nominating Committee and the Board of Directors are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new candidates for the Board of Directors are chosen.

Our Nominating Committee consists of Mr. Alexander who serves as chairman. Our Board of Directors has determined that Mr. Alexander is “independent” and meets the independence requirements applicable to Nominating Committee members under the rules of Nasdaq.

Our Board of Directors has adopted a written charter for the Nominating Committee which is available on our principal corporate website at https://roundtable.io/rtb-corp/investor-updates/charter-documents. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Director Attendance at Annual Meetings of Stockholders

We do not have a formal policy regarding the attendance of directors at our annual meetings of stockholders, but we encourage all directors to make every effort to attend the annual meeting of stockholders and believe that attendance at the annual meeting is just as important as attendance at Board of Directors and committee meetings. All of the members of the Board of Directors attended the Company’s 2025 annual meeting of stockholders.

Code of Business Conduct and Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics that applies to our directors, officers, and employees. A copy of this code is available on our website at https://roundtable.io/rtb-corp/investor-updates/charter-documents. We intend to disclose on our website any amendments to the Code of Business Conduct and Ethics and any waivers of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Board of Directors and Committees Self-Assessment

The Board of Directors periodically considers the mix of skills and experience that directors bring to the Board of Directors to assess whether the Board of Directors has the necessary tools to perform its oversight function effectively.

Communications with the Board of Directors

The Board of Directors welcomes communications from our stockholders, and it is our policy to facilitate communication from stockholders. The Board of Directors generally believes it is in our best interests that designated members of management speak on behalf of the Company. Stockholders and other interested parties wishing to communicate with the Board of Directors or with an individual member of the Board of Directors concerning the Company may do so by writing to the Board of Directors or to a particular member of the Board of Directors, by mailing such correspondence to RTB Digital, Inc., Corporate Secretary, 3111 Camino Del Rio North Suite 400, San Diego, CA 92108.

Please indicate on the envelope or in the email whether the communication is from a stockholder or other interested party. The Board of Directors has instructed the Corporate Secretary and other relevant members of management to examine incoming communications and forward to the Board or individual Board members as appropriate, communications she deems relevant to the Board’s roles and responsibilities. The Board has requested that certain types of communications not be forwarded, and redirected if appropriate, such as: spam, business solicitations or advertisements, resumes or employment inquiries, service complaints or inquiries, surveys, or any threatening or hostile materials.

Board of Directors and Committee Meetings and Attendance

During fiscal 2025, our Board of Directors met eighteen times, the Audit Committee met ten times, the Compensation Committee met four times and the Nominating Committee met three times. In fiscal 2025, a majority of the directors attended all meetings of the Board of Directors held during their respective periods of service. In fiscal 2025, each director attended 100% of all meetings of committees on which he or she served. None of the current members of the Board of Directors served as Directors during fiscal 2025.

Insider Trading Policy

On February 15, 2024, we adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards (the “Insider Trading Policy”).

The foregoing description of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Insider Trading Policy, which can be found in Exhibit 19.1 filed with our 2024 Annual Report.

Compensation Recovery and Clawback Policies

On August 18, 2026, our Board approved the adoption of an executive officer clawback policy (the “Clawback Policy”), with an effective date of August 18, 2026, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock to file reports relating to their ownership and changes in ownership of our Common Stock with the SEC. Based on a review of Forms 3, 4 and 5 and any amendments thereto filed with the SEC and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2025, our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them, except that (i) Mr. Errez filed two late Form 4s covering a total of nine transactions; (ii) Mr. Nisan filed four late Form 4s covering a total of ten transactions; (iii) Mr. Oliva filed two late Form 4s covering a total of two transaction; (iv) Mr. Kirscher filed two late Form 4s covering a total of two transactions; (v) Mr. Jones filed one late Form 3; (vi) Mr. Browndorf filed one late Form 3; and (vii) Mr. Moyer filed one late Form 3. The Company has requested all Section 16(a) officers provide power of attorney to the in-house legal team to ensure timely approvals and filing of Section 16(a) reports and is implementing equity software for timely recording and reporting.

Policies on the Timing of Option Grants in Relation to the Release of Material Non-public Information

We do not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation at certain times. We do not grant equity awards in anticipation of the release of material non-public information that is likely to result in changes to the price of our Common Stock, and do not time the public release of such information based on award grant dates. The timing of any equity grants to executive officers or directors in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

During the year ended December 31, 2025, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

EXECUTIVE COMPENSATION

The Company qualifies as a “smaller reporting company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. In accordance with those rules, the Company is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year - End Table, as well as limited narrative disclosures regarding executive compensation for the Company’s last completed fiscal year.

Further, the Company’s reporting obligations extend only to “named executive officers,” who are the individuals who served as the Company’s principal executive officer and the Company’s next two other most highly compensated officers at the fiscal year ended December 31, 2025.

Summary Compensation Table

The following table summarizes information for the fiscal years ended December 31, 2025, and 2024, concerning the compensation awarded to, earned by, or paid to, our Interim Chief Executive Officer/Chief Financial Officer (Principal Executive Officer) and our two most highly compensated executive officers (collectively, “Named Executive Officers”). Our Named Executive Officers in 2025 were Mr. Nisan, Mr. Errez, and Mr. Oliva.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Options Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Ben Errez	2025	$266,000	$-	$322,197	$-	$455,439	$1,043,636
Chairman/EVP (3)	2024	399,010	-	29,959	-	114,633	543,602

Fredi Nisan	2025	363,191		322,197	-	159,046	844,435
CEO/Director (4)	2024	399,000	-	29,959	-	113,070	542,029

Min Wei	2025	-	-	-	-	-	-
COO (5)	2024	190,183	-	-	-	188,057	378,240

George Oliva	2025	375,000	-	214,880	-	69,776	659,656
Interim CEO/CFO (6)	2024	320,000	-	-	-	46,751	366,751

(1)	Represents the aggregate grant date fair value of restricted stock and stock option awards calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718, Compensation – Stock Compensation (“ASC 718”). These amounts do not necessarily correspond to the actual value that may be recognized by the holder.
(2)	All other compensation includes Company paid healthcare insurance premiums, compensation for board memberships, and 401(k) match. For Messrs. Errez, Nisan, and Wei, all other compensation also includes severance compensation.
(3)	Mr. Errez retired in August 2025. The compensation amounts discussed in the above table reflect those earned and paid through the date of retirement.
(4)	Mr. Nisan retired in October 2025. The compensation amounts discussed in the above table reflect those earned and paid through the date of retirement.
(5)	Mr. Wei resigned in June 2024. The compensation amounts discussed in the above table reflect those earned and paid through the date of resignation.
(6)	Mr. Oliva has served as the CFO of the Company during the periods reported upon and was appointed additionally as the Interim CEO starting in November 2025.

Outstanding Equity Awards at Fiscal Year-End

The following table shows, for each of our Named Executive Officers, all equity awards that were outstanding as of December 31, 2025.

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Fredi Nisan (1)	238	-	$2,121	01/29/2026	9,327	$52,230
	9	-	4,235	01/29/2026	-	-
	23	-	1,281	01/29/2026	-	-
	2,286	-	76.30	01/29/2026	-	-
Ben Errez (2)	-	-	-	-	8,000	44,800
George Oliva	-	-	-	-	5,181	29,013

(1)	Mr. Nisan retired in October 2025.
(2)	Mr. Errez retired in August 2025.

Employment and Consulting Contracts, Termination of Employment, and Change-in-Control Arrangements

The Company has not entered into employment agreements or other compensation agreements with its executive officers except as disclosed below. All employee contracts are “at will.” There are no potential payments payable to the named executive officers upon a termination of employment in connection with a change in control.

James Heckman

On September 10, 2026, the Company entered into an Executive Services Agreement (the “Agreement”) with Heckman Media LLC (“HM”), pursuant to which HM will provide the services of James Heckman to the Company as its Chief Executive Officer. The Company will pay various amounts to HM, including periodic cash amounts, cash bonus amounts and equity awards based on revenue, profits and share price growth of the Company. The Agreement has been made effective as of June 1, 2026, to reflect the fact that Mr. Heckman has been providing services to the Company since its merger acquisition of RTB Digital, Inc, and has a term ending December 31, 2030, unless earlier terminated in accordance with its terms. HM is a limited liability company wholly owned and controlled by Mr. Heckman.

The Agreement also provides that so long as Mr. Heckman is the Company’s Chief Executive Officer, he will be a director of the Company, subject to the ordinary nomination and election process for all directors.

Under the Agreement, HM will receive compensation for Mr. Heckman’s services consisting of: (i) a monthly base salary of $50,000 beginning January 1, 2027 through the remainder of the term; (ii) a bonus to the base salary of $25,000 per month, from June 1, 2026 through December 31, 2026, including $195,000 in retroactive compensation for June through August 2026, net of certain amounts previously paid; and (iii) an initial cash bonus of $250,000, payable within five days following execution of the Agreement, in each case subject to the terms of the Agreement, as a result of recently achieving certain milestones.

HM is eligible for annual performance cash bonuses equal to 50% of the annual base salary upon achievement of EBITDA-positive run-rate performance, excluding stock-based compensation, and 100% of the annual base salary upon the Company’s achievement of $100 million in EBITDA-positive revenue, excluding stock-based compensation, on a run-rate basis, subject to dilution caps.

The Agreement provides for potential milestone incentive RSU awards, in connection with the Company’s May 2026 merger and Nasdaq listing and upon the Company’s achievement of $100 million in revenue on a run-rate basis. In each case, the award is intended to result in HM, together with other equity interests of Mr. Heckman in the Company, holding the lesser of 10% of the Company’s fully diluted capitalization, subject to a 34,700,000-share capitalization cap, or 3,470,000 shares of common stock in the aggregate. The contemplated milestone incentives are subject to the Company’s equity incentive plan, definitive documentation, applicable legal and exchange requirements, and required Board and stockholder approvals and verification of reaching milestones.

The Agreement provides potential annual long-term, milestone-based incentive equity awards for 2027 through 2031, based on achieving stock-price appreciation targets, subject to the terms of the Company’s long-term incentive plan, applicable board approvals and verification.

HM will be reimbursed for health care coverage it provides for Mr. Heckman and his family, but neither HM or Mr. Heckman will not otherwise participate in general Company employee benefit plans. HM will be reimbursed for reasonable business expenses incurred by Mr. Heckman. HM and Mr. Heckman are also covered by the Company’s standard Non-disclosure, Non-Competition, Non-Solicitation and Inventions Assignment Agreement.

If the Company terminates the services of Mr. Heckman’s Without Cause, or if HM resigns the engagement for Good Reason, the Agreement provides for payment of accrued obligations and cash severance equal to 12 months of base salary, payable in equal monthly installments over 12 months, subject to execution of a separation agreement and general release of claims. If Mr. Heckman’s services are terminated Without Cause following a Change of Control, the unvested equity awards and Company shares will fully vest, and the Company must offer to repurchase 50% of his Company shares at the five-trading-day VWAP specified in the Agreement.

Aly Madhavji

On November 1, 2025 (the “Effective Date”), the wholly owned subsidiary of the Company, RTB Digital, Inc., entered into an Independent Contractor Agreement (the “Agreement”) with Aly Madhavji, pursuant to which Mr. Madhavji provides Chief Financial Officer services to the Company and serves as the Company’s Chief Financial Officer. The Agreement has an initial term of 36 months from the Effective Date, unless sooner terminated. Either party may terminate the Agreement at any time, with or without cause and without liability, upon at least 60 days’ prior written notice, provided that the Company remains obligated to pay Mr. Madhavji for services rendered and to reimburse authorized expenses incurred prior to the termination date.

Per the terms of the Agreement, the Company is obligated to pay Mr. Madhavji a fee of $15,000 per month. Mr. Madhavji is also entitled to a grant of stock options under the Company’s 2025 Stock Option Plan, subject to Board approval and time-based vesting. As of June 30, 2026, the Company’s remaining minimum cash commitment under the Agreement, assuming no early termination, was approximately $420,000.

George Oliva

On September 22, 2025, the Company entered into an employment agreement with Mr. Oliva in connection with the continuation of his role as Chief Financial Officer of the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Oliva will continue his employment on an “at-will” basis with compensation to be set by the Company’s management team on an annual basis, eligibility for bonuses in accordance with the Company’s applicable bonus programs, and eligibility for other benefits such as participation in any retirement plans and insurance plans. The Company may terminate the Employment Agreement for cause and Mr. Oliva may terminate the Employment Agreement for good reason, both as further described in the Employment Agreement, and both the Company and Mr. Oliva may also terminate without cause subject to fifteen prior days’ notice. Upon termination for cause (by the Company) or without cause (by Mr. Oliva), the Company pay for any earned but unpaid base salary, bonus, and vested benefits through the date of termination. In addition to the foregoing, in the case of termination without cause (by the Company) or for good reason (by Mr. Oliva), the Company will also pay Mr. Oliva severance in the amount of twelve months salary to be paid in twelve equal instalments, all vested equity awards will be fully vested, and continue to cover Mr. Oliva’s group health plan premium for a period of twelve months. The Employment Agreement contains standard covenants by the Company and Mr. Oliva, including as relates to confidentiality and indemnification, and defines the duties and responsibilities of Mr. Oliva’s continued employment with the Company.

2023 Equity Incentive Plan

The Company currently has one stock option plan, the 2023 Equity Incentive Plan (the “2023 EIP”). The 2023 EIP was adopted by our Board of Directors on September 11, 2023, and thereafter timely approved by our stockholders. The 2023 EIP was subsequently amended on October 15, 2024, and thereafter timely approved by our stockholders.

The 2023 EIP made available an aggregate of 145,665 shares of Common Stock for equity incentive awards. As of October 26, 2026, there are 63,040 shares of common stock available for the grant of awards under the 2023 EIP

If any options granted expire or terminate without being exercised, both the 2023 EIP option plans provides that the shares covered thereby are added back to the plan’s share reserve and become available for stock equity incentive option awards to other participants.

Pay versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary Compensation Table of this proxy statement as described in the footnotes to the following table.

In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO Fredi Nisan	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based On TSR	Net Income (Loss)
(a)	(b)	I	(d)	(e)	(f)	(g)
2025	$844,435	$400,174	$851,646	$510,758	$0.43	$(17,526,090)
2024	$542,029	$439,853	$322,148	$395,473	$3.10	$(26,825,337)
2023	$766,742	$280,030	$462,263	$362,054	$9.90	$(53,101,287)
2022	$361,017	$302,339	$315,914	$386,965	$10.95	$(49,235,698)

(1)	This column represents the amount of total compensation reported for Fredi Nisan (our Chief Executive Officer until October 2025) for each corresponding fiscal year in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this proxy statement.
(2)	Ben Errez and George Oliva were our Non-PEO named executive officers in 2024 and 2025. Ben Errez and Min Wei were our Non-PEO named executive officers in 2023. Ben Errez and Jacqueline Dollar were our Non-PEO named executive officers in 2022.

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $400,174, $439,853, $280,030 and $302,339 for 2025, 2024, 2023 and 2022, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding Mr. Nisan), as computed in accordance with Item 402(v) of Regulation S-K, was $510,758, $395,473, $362,054 and $386,965 for 2025, 2024, 2023 and 2022, respectively. The TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was ($2.71), or (86.4%), ($6.81), or (68.8%), ($1.05), or (9.6%), and ($89.05) or (89.0%), for 2024-2025, 2023-2024, 2022-2023 and 2021-2022, respectively. Company TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

Compensation Actually Paid and Net Income

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $400,174, $439,853, $280,030 and $302,339 for 2025, 2024, 2023 and 2022, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding Mr. Nisan), as computed in accordance with Item 402(v) of Regulation S-K, was $510,758, $395,473, $362,054 and $386,965 for 2025, 2024, 2023 and 2022, respectively. The Company’s net loss, as computed in accordance with Item 402(v) of Regulation S-K and reflected in the Company’s audited financial statements for the applicable fiscal year, was ($17.5) million, ($26.8) million, ($53.1) million and $(49.2 million) for 2025, 2024, 2023 and 2022, respectively.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Table

The following table presents the total compensation earned and paid to non-employee members (“Directors”) of our Board of Directors for the fiscal year ended December 31, 2025. In addition to the compensation outlined below, we reimburse Directors for reasonable travel expenses and out-of-pocket costs incurred in attending meetings of our Board of Directors or events attended on behalf of the Company.

Non-Employee Director Compensation Table

The following table sets forth compensation earned by each non-employee Director who served during the year ended December 31, 2025.

	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Genevieve Baer (3)	$139,000	$72,000	$211,000
Ezra Laniado (3)	139,000	72,000	211,000
David Montoya (4)	67,500	-	67,500
Brett Moyer (5)	35,000	-	35,000
Gene Jones (6)	20,000	-	20,000
Tod Browndorf (6)	15,000	-	15,000

(1)	Represents the cash portion of annual director fees for service on the RYVYL Board of Directors.
(2)	Represents the fair value of the share awards for the year ended December 31, 2025. These amounts reflect the actual value upon vesting realized by the Board member.
(3)	Ms. Baer and Mr. Laniado resigned in August 2025.
(4)	Mr. Montoya resigned in June 2025.
(5)	Mr. Moyer was appointed to the Board of Directors in June 2025.
(6)	Mr. Jones and Mr. Browndorf were appointed to the Board of Directors in September 2025.

Narrative to Director Compensation Table

During the fiscal year ended December 31, 2025, each non-employee director has entered into Board of Director Agreements (the “BOD Agreements”). Pursuant to the BOD Agreements, each non-employee director received cash compensation in the amount of $5,000 per month. Additionally, from time to time, each of the independent directors may receive awards pursuant to the Company’s Equity Incentive Plan or opt to receive cash in lieu of stock awards.

Each non-employee director has agreed to execute an indemnification agreement in favor of the Board member substantially in the form of the agreement attached to each BOD Agreement as Exhibit A (the “Indemnification Agreement”). In addition, so long as the Company’s indemnification obligations exist under the Indemnification Agreement, the Company shall provide the Board member with directors’ and officers’ liability insurance coverage in the amounts specified in the Indemnification Agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following includes a summary of transactions since January 1, 2023 to which we have been a party in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or one percent (1%) of our average total assets at year-end for the last two completed fiscal years, and (ii) any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers, and stockholders.

Related Party Transactions

Mr. Nisan

The Company hired Dan Nusinovich on or about February 19, 2018 as our Development and Testing Manager and he was promoted to Vice President of Development on or about January 12, 2022. Dan is the brother of Fredi Nisan, our CEO and Director through August 2025. Mr. Nusinovich was paid approximately $260,000 per year. Mr. Nusinovich’s employment with the Company was terminated as of August 31, 2025.

The Company hired Liron Nusinovich on or about July 16, 2018, as a Risk Analyst and he was promoted to Junior Product Owner on or about February 16, 2022. Mr. Nusinovich is the brother of Fredi Nisan, our CEO and Director. Mr. Nusinovich was paid approximately $131,000 per year. Mr. Nusinovich’s employment with the Company was terminated as of August 18, 2025.

On September 25, 2025, the Company and Mr. Nisan entered into an Advisory Services Agreement (the “Nisan Consulting Agreement”), effective as of November 1, 2025, and continuing through April 30, 2026. Pursuant to the terms and conditions of the Nisan Consulting Agreement, Mr. Nisan will provide services relating to advising the Company on strategic investor partnerships, investment relationships, exploration of merger and acquisition opportunities, corporate development, and such other revenue-generating advice and consulting as the Company may reasonably request from time to time. In consideration for his consulting services and in recognition of the services, the Company has agreed to pay Mr. Nisan a cash consulting fee equal to $10,000 per month, payable within five business days after the commencement of each calendar month during the term of the Nisan Consulting Agreement. With the prior written consent from the Company, the Company is required to reimburse Mr. Nisan for preapproved out-of-pocket travel expenses incurred by Mr. Nisan on behalf of Company.

Ben Errez

On August 15, 2025, the Company and Mr. Errez entered into an Advisory Services Agreement (the “Errez Consulting Agreement”), effective as of September 1, 2025, and continuing through February 28, 2026. Pursuant to the terms and conditions of the Errez Consulting Agreement, Mr. Errez will provide services relating to advising the Company on strategic investor partnerships, investment relationships, exploration of merger and acquisition opportunities, corporate development, and such other revenue-generating advice and consulting as the Company may reasonably request from time to time. In consideration for his consulting services and in recognition of the services, the Company has agreed to pay Mr. Errez a cash consulting fee equal to $10,000 per month, payable within five business days after the commencement of each calendar month during the term of the Consulting Agreement. With the prior written consent from the Company, the Company shall reimburse Mr. Errez for preapproved out-of-pocket travel expenses incurred by Mr. Errez on behalf of Company.

Kenneth Haller

The following are certain transactions between the Company and certain companies controlled by Mr. Haller. Mr. Haller was previously a named executive officer of the Company and an employee of the Company through March 31, 2022.

Mr. Haller owns 100% of Sky Financial & Intelligence LLC (“Sky”), a Wyoming limited liability company, and serves as its sole Managing Member. Sky is a strategic merchant services company that focuses on high risk merchants and international credit card processing solutions. In 2018, Sky was using GreenBox POS LLC’s QuickCard payment system as its main payment processing infrastructure, through Sky’s relationship with Mtrac. It was through this successful relationship that the Company was introduced to Mr. Haller and entities that he controlled. Realizing that such companies’ busiensses and Mr. Haller’s unique skillset were highly complementary to the Company’s business objectives, the Company commenced discussions to retain Mr. Haller through his consulting firm, Sky, for a senior role, directly responsible for growing GreenBox POS LLC’s operations. Subsequently, in November 2018, Mr. Haller was appointed as the Company’s Senior Vice President of Payment Systems, for a monthly consulting fee of $10,000, paid to Sky.

On March 31, 2022, the Company entered into and closed an asset purchase agreement with Sky to purchase a portfolio of certain merchant accounts. The Company paid $16,000,000 in cash at closing and issued 500,000 shares of restricted Common Stock on May 12, 2022. As of March 31, 2022, Mr. Haller is no longer an employee of the Company. As of December 31, 2024, the Company has not received the delivery of the acquired merchant list and the associated ISO management portal access. The Company wrote-off the entire purchase price during the year ended December 31, 2022. After vigorously prosecuting its claims against Sky and Mr. Haller and vigorously defending against all claims asserted by Sky and Mr. Haller, on September 26, 2025, the parties entered into a confidential settlement agreement. On October 16, 2025, the Company filed with the San Diego Superior Court a Request for Dismissal, dismissing the case with prejudice.

Roustan Media Partnership Agreement

On January 14, 2025, the now wholly owned subsidiary of the Company entered into a Coalition Partner Agreement with Roustan Media Inc., an entity affiliated with a member of the Company’s board of directors. The director’s service ended on May 25, 2026. Under the agreement, effective January 1, 2025, the Company provides digital publishing, advertising operations, distribution, and related platform services for Roustan Media’s media properties, including The Hockey News and related websites.

Pursuant to the agreement and a related term sheet executed in June 2025, the subsidiary Company collects advertising and distribution revenues and remits a contractually defined revenue share to Roustan Media. The revised economics include a minimum monthly revenue support arrangement applicable to certain months in 2025, under which the subsidiary Company agreed to compensate Roustan Media for shortfalls between actual advertising collections and a specified monthly threshold of $90. The specified monthly threshold ended on November 4, 2025, following the execution of the subsidiary Company’s Strategic Partnership with True Sports, ULC and Roustan Media, Inc.

September 2025 Convertible Notes and Warrants

In September 2025, the now wholly owned subsidiary of the Company entered into Convertible Note Purchase Agreements (the “September 2025 Convertible Notes”) with investors, including multiple related parties. The Convertible Notes were issued in exchange for cash and digital asset consideration and we unsecured obligations of the Company. The Notes bore interest at the stated contractual rate and were to mature during September 2026, unless earlier converted in accordance with their terms. The Convertible Notes were convertible into equity of the Company upon the occurrence of certain events or at the option of the holders, as defined in the agreements.

The merger of RTB Digital, Inc., a Delaware corporation, with the Company effective May 12, 2026, was deemed to represent a qualifying corporate transaction, as defined in the agreements, resulting in the automatic conversion of the entire principal and all interest accrued on the September 2025 Convertible Notes and related warrants, into shares of common stock and warrants of the post-merger company. In connection with the conversions, the Company issued a total of 7,688,755 shares of common stock and 1,537,752 warrants during the quarter ended June 30, 2026.

Related Party Note Receivable

On November 4, 2025, the now wholly owned subsidiary of the Company entered into a binding letter of intent for a long-term strategic partnership agreement (the “Strategic Partnership”) with True Sports, ULC and Roustan Media, Inc. (collectively, the “Customer”), all of which are owned by a related party of the Company. In connection with the Strategic Partnership, the Company entered into a $5.0 million zero-interest note receivable (the “Note Receivable” or the “Note”) issued to the Customer. The Note Receivable has a contractual term of five years and requires quarterly principal payments of $0.125 million, with the remaining balance due as a balloon payment at the Note Receivable’s maturity on November 3, 2030.

During the six months ended June 30, 2026, the subsidiary Company received one payment on the Note Receivable totaling $0.04 million, which was recorded as a reduction of the Note Receivable principal. Including the aforementioned payment, the Company has received an aggregate of $0.08 million in Note Receivable payments from the Customer. The Company previously recorded a reserve of $0.75 million against the Note as of December 31, 2025. The Company determined that the previously recorded reserve of $0.75 million remains appropriate and sufficient, based on its assessment of collectability of the Note as of June 30, 2026.

Advisory and Support Services Agreement with BFF Ltd.

On April 13, 2026, RTB Digital, Inc. (“RTBDE”), a wholly owned subsidiary of the Company, entered into an Advisory and Support Services Agreement (the “BFF Agreement”) with BFF Ltd. (“BFF”), effective as of February 8, 2026. BFF is an entity affiliated with Alykhan Madhavji, who is Chief Financial Officer and a Director of the Company.

Pursuant to the BFF Agreement, BFF will provide fundraising advisory and support services to RTBDE, including investor presentation and marketing material development, investor relationship management and KYC support, transaction documentation and execution support, investor and diligence coordination, financial modeling support, and fundraising strategy and project management services. The agreement has an initial minimum term of six months, subject to earlier termination on 30 days’ written notice by either party.

Under the BFF Agreement, RTBDE is obligated to pay BFF: (i) a one-time mobilization fee of $275,000, payable within three business days following receipt of the relevant approvals under applicable law with respect to RTB’s merger process; (ii) a monthly retainer of $50,000 during the term of the agreement; (iii) a $225,000 success fee upon the successful consummation of a fundraising by RTBDE, the Company, or an affiliate involving at least $143.0 million; and (iv) upon the successful consummation of such fundraising, a non-qualified option of the Company or a similar equity based instrument under the Company’s 2026 equity incentive plan on terms to be determined. Amounts paid or payable under the BFF Agreement are non-refundable, including in the event of termination.

The BFF Agreement also provides that the Company will indemnify BFF and certain related persons against specified losses arising from, among other things, breaches by the Company or RTBDE, noncompliance with applicable law by the Company or RTBDE, inaccuracies in Company provided information, and third-party claims relating to the Company’s business, subject to customary exclusions for BFF’s gross negligence, willful misconduct, or fraud.

Indemnification Under Articles of Incorporation and Bylaws; Indemnification Agreements

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Nevada Revised Statutes (“NRS”), subject to certain exceptions contained in our Amended and Restated Bylaws. In addition, our Amended and Restated Bylaws provide that our directors will not be liable for monetary damages for breach of fiduciary duty.

Policy Regarding Related Party Transactions

Our Board of Directors adopted a written policy contained in our Code of Business Conduct and Ethics regarding transactions with related persons. As a general rule, conducting corporate business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role, should be avoided. Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, aunts, uncles, nieces, nephews, cousins, step relationships, and in-laws. Significant others include persons living in a spousal (including same sex) or familial fashion with an employee. If such a related party transaction is unavoidable, the nature of the related party transaction must be fully disclosed to our Chief Financial Officer (“CFO”). If determined to be material to the Company by the CFO, our Audit Committee must review and approve in writing in advance such related party transactions. The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed, and approved in writing in advance by the Board of Directors. We must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to such business.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the following seven (7) director candidates, all of whom currently serve as our directors, to hold office until our 2027 Annual Meeting of Stockholders and until their respective successors shall have been elected and have qualified or until their earlier resignation or removal: Walton Comer, James Heckman, Alykhan Madhavji, Steven Fletcher, Michael Alexander, Erin Schaefer, and Mary Elizabeth Truss.

Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of each of the seven (7) nominees listed above. Although it is not anticipated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected. Election of a nominee to the Board of Directors requires the affirmative vote of a majority of the votes cast at the 2026 Annual Meeting, either present or by proxy, and at which a quorum is present.

For details regarding the qualifications and the specific experiences, qualifications, and skills of each of our director nominees, see “Directors and Officers” on page 6.

VOTES REQUIRED

A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINATED DIRECTORS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Simon & Edward, LLP (“Simon & Edward”), to serve as our independent registered public accounting firm for the year ending December 31, 2026. A representative of Simon & Edward is expected to be present at the 2026 Annual Meeting.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board of Directors may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders. If the appointment is not ratified, the Board of Directors will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table presents fees paid for professional and other services rendered to the Company by Simon & Edward, LLP and KYJ, LLP in the years ended December 31, 2025, and 2024:

	Year Ended December 31,
	2025	2024
Audit Fees (1)	$258,986	$228,700
Tax Fees (2)	49,843	47,281
Total Fees	$308,829	$275,981

(1)	Consist of professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements, including the audited financial statements presented in this Report for the years ended December 31, 2025, and 2024, and related services normally provided in connection with statutory and regulatory filings or engagements.
(2)	Consist of fees for professional services for tax compliance, tax advice and tax planning. These services include consultation on tax matters and assistance regarding federal, state, and international tax compliance.

Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Exchange Act, before we engage our independent registered public accounting firm to render audit or non-audit services, the engagement is approved by our audit committee. Our audit committee approved all of the fees referred to in the rows titled “Audit Fees,” and “Tax Fees” in the table above.

The Audit Committee has approved the retention of Simon & Edward as our independent registered public accountants to audit our financial statements for fiscal year 2026. We are asking that you ratify that appointment, although your ratification is not required.

AUDIT COMMITTEE REPORT

The following Audit Committee Report, dated April 10, 2026, does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

The Audit Committee has reviewed and discussed with RTB’s management and Simon & Edward, LLP the audited consolidated financial statements of RTB contained in RTB’s Annual Report on Form 10-K for the 2025 fiscal year. The Audit Committee has also discussed with Simon & Edward, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from Simon & Edward, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Simon & Edward, LLP its independence from RTB.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in RTB’s Annual Report on Form 10-K for its 2025 fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee at the time the 2025 Form 10-K was filed:
Brett Moyer (Chairperson)	Tod Browndorf	Gene Jones

VOTES REQUIRED

Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock entitled to vote and present in person or represented by proxy at the 2026 Annual Meeting. Abstentions and broker non-votes will have no effect on Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SIMON & EDWARD AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 3

APPROVAL OF THE RTB 2026 EQUITY INCENTIVE PLAN

At the 2026 Annual Meeting, our shareholders will be asked to consider and vote upon a proposal to approve the RTB Digital, Inc. 2026 Equity Incentive Plan, which is referred to herein as the “2026 Equity Incentive Plan.”

On November 3, 2026, our Board of Directors adopted and approved the 2026 Equity Incentive Plan, subject to stockholder approval by our stockholders at the 2026 Annual Meeting.

If the 2026 Equity Incentive Plan is not approved by our stockholders, it will not become effective, and no awards will be granted thereunder.

Reasons for the Adoption of the 2026 Equity Incentive Plan

Currently, equity incentive awards are made by the Company in the form of stock options and restricted stock awards under the 2023 Equity Incentive Plan. As of the Record Date there were 63,040 shares of common stock remaining for issuance of awards under that plan. The Board of Directors has determined that the available shares of common stock are insufficient to meet its commitments and to further provide equity incentive compensation to eligible persons. It is the Company’s intent, consistent with market practice, to issue future equity incentive awards as part of the compensation package for its non-employee directors, officers and employees and certain other persons that contribute to the development of the Company.

Summary of Material Terms of the 2026 Equity Incentive Plan

The following is a summary of the material features of the 2026 Equity Incentive Plan. This summary is qualified in its entirety by the full text of the 2026 Equity Incentive Plan, a copy of which is included as Appendix A to this Proxy Statement.

Purpose

The purpose of the 2026 Equity Incentive Plan is to enhance the ability of the Company to attract, retain and motivate persons who make (or are expected to make) contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees, and consultants with those of our stockholders.

Eligibility

Persons eligible to participate in the 2026 Equity Incentive Plan will be officers, employees, non-employee directors, and consultants of the Company and its subsidiaries as selected from time to time by the plan administrator in its discretion, including prospective officers, employees, non-employee directors and consultants. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with the Company.

Administration

The 2026 Equity Incentive Plan will be administered by the Compensation Committee of our Board of Directors, the Board of Directors, or such other similar committee pursuant to the terms of the 2026 Equity Incentive Plan and the Nasdaq listing requirements. The plan administrator, which initially will be the Compensation Committee of our Board of Directors, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2026 Equity Incentive Plan. The plan administrator may delegate to one or more officers of the Company the authority to grant awards to individuals, within set limits, who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Available Shares

Up to 5,100,000 shares of our common stock may be issued under the 2026 Equity Incentive Plan. Shares issuable under the 2026 Equity Incentive Plan may be authorized, but unissued, or reacquired shares of common stock. Shares underlying any awards under the 2026 Equity Incentive Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the 2026 Equity Incentive Plan.

Annual Limitation on Awards to Non-Employee Directors

The 2026 Equity Incentive Plan contains a limitation whereby the value of all awards under the 2026 Equity Incentive Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $250,000 for the first calendar year a non-employee director is initially appointed to the Company’s Board of Directors, and $250,000 in any other calendar year.

Types of Awards

The 2026 Equity Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (collectively, “awards”). The vesting of each award will be determined by the plan administrator of the 2026 Equity Incentive Plan.

Stock Options. The 2026 Equity Incentive Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the 2026 Equity Incentive Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2026 Equity Incentive Plan.

The exercise price of each option will be determined by the plan administrator, but such exercise price may not be less than 100% of the fair market value of one share of Company common stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten (10) years from the date of grant (or five years for an incentive stock option granted to a 10% or greater stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the exercise price must be paid in full either in cash, check or, with approval of the plan administrator, by delivery (or attestation to the ownership) of the shares of Company common stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights. The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Company common stock or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the plan administrator. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of shares of Company common stock that vests in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive shares of Company common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Conditions may include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in shares of Company common stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the 2026 Equity Incentive Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of Company common stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, shares of Company common stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the restricted stock units to which they are payable.

Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2026 Equity Incentive Plan and/or cash awards made outside of the 2026 Equity Incentive Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Repricing

The 2026 Equity Incentive Plan authorizes the plan administrator to take the following repricing actions without stockholder approval: (i) amend an outstanding stock option or stock appreciation right to reduce the exercise price of the award, (ii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original award.

Tax Withholding

Participants in the 2026 Equity Incentive Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from the shares of Company common stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or its subsidiaries in an amount that would satisfy the withholding amount due.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting shares of Company common stock, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the 2026 Equity Incentive Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of shares of Company common stock covered by outstanding awards made under the 2026 Equity Incentive Plan.

Change in Control

In the event of any proposed change in control (as defined in the 2026 Equity Incentive Plan), the plan administrator will take any action as it deems appropriate, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards; (iv) accelerated vesting of the award, with all performance objectives and other vesting criteria deemed achieved at targeted levels, and a limited period during which to exercise the award prior to closing of the change in control, or (v) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise price). Unless determined otherwise by the plan administrator, in the event that the successor corporation refuses to assume or substitute for the award, a participant shall fully vest in and have the right to exercise the award as to all shares of Company common stock, including those that would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability of Awards

Unless determined otherwise by the plan administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant. If the plan administrator makes an award transferable, such award will contain such additional terms and conditions as the plan administrator deems appropriate.

Term

The 2026 Equity Incentive Plan became effective when adopted by our Board of Directors and subject to stockholder approval, and, unless terminated earlier, the 2026 Equity Incentive Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

Our Board of Directors may amend or terminate the 2026 Equity Incentive Plan at any time. Any such termination will not affect outstanding awards. No amendment or termination of the 2026 Equity Incentive Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares available for issuance under the 2026 Equity Incentive Plan and (ii) to change the persons or class of persons eligible to receive awards under the 2026 Equity Incentive Plan.

Material United States Federal Income Tax Considerations

The following is a general summary under current law of the material U.S. federal income tax considerations related to awards and certain transactions under the 2026 Equity Incentive Plan, based upon the current provisions of the Code and regulations promulgated thereunder. This summary deals with the general federal income tax principles that apply and is provided only for general information. It does not describe all federal tax consequences under the 2026 Equity Incentive Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The 2026 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Company common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If the shares of Company common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Company common stock at exercise (or, if less, the amount realized on a sale of such shares of Company common stock) over the option exercise price thereof, and (ii) the Company or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Company common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options. No income is generally realized by the optionee at the time a nonqualified option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of Company common stock issued on the date of exercise, and the Company or its subsidiaries receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Company common stock have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering shares of Company common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value of the shares of Company common stock over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The current federal income tax consequences of other awards authorized under the 2026 Equity Incentive Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the shares of Company common stock over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units, dividend equivalents, and other stock or cash based awards are generally subject to tax at the time of payment. The Company or its subsidiaries generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares of Company common stock acquired from a stock appreciation right, restricted stock, restricted stock unit, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2026 Equity Incentive Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one-half months after the end of the later of (1) the end of the Company’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% federal tax and premium interest in addition to the federal income tax at the participant’s usual marginal rate for ordinary income.

VOTES REQUIRED

Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the 2026 Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RTB 2026 EQUITY INCENTIVE PLAN.

PROPOSAL 4

APPROVAL OF THE RTB 2026 STRATEGIC PARTNERS PLAN

At the 2026 Annual Meeting, our shareholders will be asked to consider and vote upon a proposal to approve the RTB Digital, Inc. 2026 Strategic Partners Plan, which is referred to herein as the “2026 Strategic Partners Plan.”

On November 2, 2026, our Board of Directors adopted and approved the 2026 Strategic Partners Plan, subject to stockholder approval by our stockholders at the 2026 Annual Meeting.

If the 2026 Strategic Partners Plan is not approved by our stockholders, it will not become effective, and no awards will be granted thereunder.

Reasons for the Adoption of the 2026 Strategic Partners Plan

Currently, equity incentive awards are made by the Company in the form of stock options and restricted stock awards under the 2023 Equity Incentive Plan. As of the Record Date there were 63,040 shares of common stock remaining for issuance of awards under that plan. The Board of Directors has determined that the available shares of common stock are insufficient to meet its commitments and to further provide equity incentive compensation to eligible persons. It is the Company’s intent, consistent with market practice, to issue future equity incentive awards as part of the compensation package for its non-employee directors, officers and employees and certain other persons that contribute to the development of the Company in connection with services that are in the nature of non-employee services, such as consulting services.

Summary of Material Terms of the 2026 Strategic Partners Plan

The following is a summary of the material features of the 2026 Strategic Partners Plan. This summary is qualified in its entirety by the full text of the 2026 Strategic Partners Plan, a copy of which is included as Appendix B to this Proxy Statement.

Purpose

The purpose of the 2026 Strategic Partners Plan is to enhance the ability of the Company to attract, retain and motivate persons who make (or are expected to make) contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees, and consultants with those of our stockholders. The activities are likely to be in the nature of consulting and other forms of services or partnering that are unique to the person or group of persons and intended to enhance or grow and develop the Company, although the individual or group may also be an employee of the Company.

Eligibility

Persons eligible to participate in the 2026 Strategic Partners Plan will be officers, employees, non-employee directors, strategic partners, and consultants of the Company and its subsidiaries as selected from time to time by the plan administrator in its discretion, including prospective officers, employees, non-employee directors and consultants. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with the Company.

Administration

The 2026 Strategic Partners Plan will be administered by the Compensation Committee of our Board of Directors, the Board of Directors, or such other similar committee pursuant to the terms of the 2026 Strategic Partners Plan and the Nasdaq listing requirements. The plan administrator, which initially will be the Compensation Committee of our Board of Directors, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2026 Strategic Partners Plan. The plan administrator may delegate to one or more officers of the Company the authority to grant awards to individuals, within set limits, who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Available Shares

Up to 10,000,000 shares of our common stock may be issued under the 2026 Strategic Partners Plan. Shares issuable under the 2026 Strategic Partners Plan may be authorized, but unissued, or reacquired shares of common stock. Shares underlying any awards under the 2026 Strategic Partners Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the 2026 Strategic Partners Plan.

Annual Limitation on Awards to Non-Employee Directors

The 2026 Strategic Partners Plan contains a limit of 1,000,000 shares of common stock on the number of shares of common stock that may be issued to any one person in any one year under an award.

Types of Awards

The 2026 Strategic Partners Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (collectively, “awards”). The vesting of each award will be determined by the plan administrator of the 2026 Strategic Partners Plan.

Stock Options. The 2026 Strategic Partners Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the 2026 Strategic Partners Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2026 Strategic Partners Plan.

The exercise price of each option will be determined by the plan administrator, but such exercise price may not be less than 100% of the fair market value of one share of Company common stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten (10) years from the date of grant (or five years for an incentive stock option granted to a 10% or greater stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the exercise price must be paid in full either in cash, check or, with approval of the plan administrator, by delivery (or attestation to the ownership) of the shares of Company common stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights. The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Company common stock or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the plan administrator. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of shares of Company common stock that vests in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive shares of Company common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Conditions may include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in shares of Company common stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the 2026 Strategic Partners Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of Company common stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, shares of Company common stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the restricted stock units to which they are payable.

Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2026 Strategic Partners Plan and/or cash awards made outside of the 2026 Strategic Partners Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Repricing

The 2026 Strategic Partners Plan authorizes the plan administrator to take the following repricing actions without stockholder approval: (i) amend an outstanding stock option or stock appreciation right to reduce the exercise price of the award, (ii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original award.

Tax Withholding

Participants in the 2026 Strategic Partners Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from the shares of Company common stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or its subsidiaries in an amount that would satisfy the withholding amount due.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting shares of Company common stock, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the 2026 Strategic Partners Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of shares of Company common stock covered by outstanding awards made under the 2026 Strategic Partners Plan.

Change in Control

In the event of any proposed change in control (as defined in the 2026 Strategic Partners Plan), the plan administrator will take any action as it deems appropriate, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards; (iv) accelerated vesting of the award, with all performance objectives and other vesting criteria deemed achieved at targeted levels, and a limited period during which to exercise the award prior to closing of the change in control, or (v) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise price). Unless determined otherwise by the plan administrator, in the event that the successor corporation refuses to assume or substitute for the award, a participant shall fully vest in and have the right to exercise the award as to all shares of Company common stock, including those that would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability of Awards

Unless determined otherwise by the plan administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant. If the plan administrator makes an award transferable, such award will contain such additional terms and conditions as the plan administrator deems appropriate.

Term

The 2026 Equity Incentive Plan became effective when adopted by our Board of Directors and subject to stockholder approval, and, unless terminated earlier, the 2026 Strategic Partners Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

Our Board of Directors may amend or terminate the 2026 Strategic Partners Plan at any time. Any such termination will not affect outstanding awards. No amendment or termination of the 2026 Equity Incentive Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares available for issuance under the 2026 Strategic Partners Plan and (ii) to change the persons or class of persons eligible to receive awards under the 2026 Strategic Partners Plan.

Material United States Federal Income Tax Considerations

The following is a general summary under current law of the material U.S. federal income tax considerations related to awards and certain transactions under the 2026 Strategic Partners Plan, based upon the current provisions of the Code and regulations promulgated thereunder. This summary deals with the general federal income tax principles that apply and is provided only for general information. It does not describe all federal tax consequences under the 2026 Strategic Partners Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The 2026 Strategic Partners Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Company common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If the shares of Company common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Company common stock at exercise (or, if less, the amount realized on a sale of such shares of Company common stock) over the option exercise price thereof, and (ii) the Company or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Company common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options. No income is generally realized by the optionee at the time a nonqualified option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of Company common stock issued on the date of exercise, and the Company or its subsidiaries receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Company common stock have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering shares of Company common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value of the shares of Company common stock over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The current federal income tax consequences of other awards authorized under the 2026 Strategic Partners Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the shares of Company common stock over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units, dividend equivalents, and other stock or cash based awards are generally subject to tax at the time of payment. The Company or its subsidiaries generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares of Company common stock acquired from a stock appreciation right, restricted stock, restricted stock unit, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2026 Strategic Partners Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one-half months after the end of the later of (1) the end of the Company’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% federal tax and premium interest in addition to the federal income tax at the participant’s usual marginal rate for ordinary income.

VOTES REQUIRED

Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the 2026 Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RTB STRATEGIC PARTNERS PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficially owned holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (2) each of our directors, nominees for director and named executive officers; and (3) all directors and executive officers as a group. Applicable percentage ownership is based on the 14,494,818 shares of Common Stock outstanding as of October 26, 2026.

A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. For purposes of the following table, the right to acquire any securities of the company pursuant to the Merger Agreement have been excluded. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated.

Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at 4800 University Way NE, Suite C, Seattle, WA 98105.

	Common Stock
Name and Address of Owner	Number of Shares Beneficially Owned	Percent of Class
5% Holders
Jason Dorsett (1)	4,204,028	29.00%

Named Executive Officers and Directors
James Heckman (2)(3)	731,363	4.89%
Alykhan Madhavji (4)(5)	1,779,608	12.12%
William Sornsin(6)	278,264	1.90%
George Oliva (7)	4,908	*
Zechariah Kirscher (8)	4,006	*
Walton Comer (9)(10)	4,512,740	29.64%
Brett Moyer	-	-
Michael Alexander (11)	85,465	*
Steven Fletcher (12)	33,107	*
Erin Schaefer (13)	-	-
Mary Elizabeth Truss (14)	-	-
Named Executive Officers and Directors as a Group (11 Persons)	7,429,461	46.15%

*	Less than 1%
(1)	Based on a Schedule 13D filed by Mr. Dorsett with the SEC on September 23, 2026, in which it reported ownership of an aggregate of 4,204,028 shares of common stock. The business address of Mr. Dorsett is 200 Calle San Augustin San Juan Puerto Rico 00901.
(2)	Includes (i) 437,244 shares of common stock issuable upon exercise of fully vested options and (ii) 34,186 shares of common stock issuable upon exercise of options scheduled to vest and become exercisable within 60 days after October 26, 2026. All such options are held by Heckman Media LLC and were granted by the wholly owned subsidiary of the Company and assumed by the Company. Excludes any shares of common stock that are to be issued as stock based awards after the approval of the stock award plans by the stockholders at the annual meeting and exercisable within 60 days after October 26, 2026.
(3)	The shares reported as beneficially owned by Mr. Heckman consist of shares held of record by Heckman Media LLC, a Puerto Rico limited liability company wholly owned and managed by Mr. Heckman.
(4)	Includes (i) 91,176 shares of common stock issuable upon exercise of fully vested options granted to BFF Ltd. and (ii) 93,197 shares of common stock issuable upon exercise of vested warrants held by BFF II PTE. LTD. by the wholly owned subsidiary of the Company and assumed by the Company.
(5)	The shares reported as beneficially owned by Mr. Madhavji are held of record by BFF Ltd. and BFF II PTE LTD., controlled entities under common control with Mr. Madhavji. As such, Mr. Madhavji may be deemed to have beneficial ownership of the shares of common stock held by those entities.
(6)	Includes (i) 139,781 shares of common stock issuable upon exercise of fully vested options and (ii) 11,169 shares of common stock issuable upon exercise of options scheduled to vest and become exercisable within 60 days after October 26, 2026. All such options were granted by the wholly owned subsidiary of the Company and assumed by the Company. Excludes any shares of common stock that are to be issued as stock based awards after the approval of the stock award plans by the stockholders at the annual meeting and exercisable within 60 days after October 26, 2026.
(7)	Excludes any shares of common stock that are to be issued as stock based awards after the approval of the stock award plans by the stockholders at the annual meeting and exercisable within 60 days after October 26, 2026.
(8)	Includes 2,286 fully vested options granted by the Company to Mr. Kirscher. Excludes any shares of common stock that are to be issued as stock based awards after the approval of the stock award plans by the stockholders at the annual meeting and exercisable within 60 days after October 26, 2026.
(9)	Includes (i) 28,365 shares of common stock issuable upon exercise of fully vested options, (ii) 4,052 shares of common stock issuable upon exercise of options scheduled to vest and become exercisable within 60 days after October 26, 2026, and (iii) 698,978 shares of common stock issuable upon exercise of vested warrants held by Comer Trading LLC. All such options and warrants were granted by the wholly owned subsidiary of the Company and assumed by the Company. Excludes any shares of common stock that are to be issued as stock based awards after the approval of the stock award plans by the stockholders at the annual meeting and exercisable within 60 days after October 26, 2026.
(10)	The shares reported as beneficially owned by Mr. Comer are held of record by Comer Trading LLC, a limited liability company wholly owned and managed by Mr. Comer.
(11)	Includes 28,365 shares of common stock issuable upon exercise of fully vested options granted by the wholly owned subsidiary of the Company and assumed by the Company. Excludes any shares of common stock that are to be issued as stock based awards after the approval of the stock award plans by the stockholders at the annual meeting and exercisable within 60 days after October 26, 2026.
(12)	Includes (i) 28,365 shares of common stock issuable upon exercise of fully vested options and (ii) 4,052 shares of common stock issuable upon exercise of options scheduled to vest and become exercisable within 60 days after October 26, 2026. All such options were granted by the wholly owned subsidiary of the Company and assumed by the Company. Excludes any shares of common stock that are to be issued as stock based awards after the approval of the stock award plans by the stockholders at the annual meeting and exercisable within 60 days after October 26, 2026.
(13)	Excludes any shares of common stock that are to be issued as stock based awards after the approval of the stock award plans by the stockholders at the annual meeting and exercisable within the 60 days after October 26, 2026.
(14)	Excludes any shares of common stock that are to be issued as stock based awards after the approval of the stock award plans by the stockholders at the annual meeting and exercisable within 60 days after October 26, 2026.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the 2026 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2026 Annual Meeting, or any adjournment thereof, it is intended that the proxies hereby solicited will be voted in respect of such business in accordance with the judgment of the Company’s relevant stockholders.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2027 Annual Meeting must submit their proposals to the Company at the physical address provided below on or before August 12, 2027. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2027 proxy statement. If we hold our 2027 Annual Meeting more than 30 days before or after December 10, 2027 (the one-year anniversary date of the 2026 Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. Proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act (“Non-Rule 14a-8 Proposals”) in connection with the 2027 Annual Meeting must be also received by the Company by August 12, 2027, unless we hold our 2027 Annual Meeting more than 30 days before or after August December 10, 2027, in which case we will disclose the new deadline in the same manner described above in this section.

In addition, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 11, 2027, provided that in the event that the date of the 2027 Annual Meeting is advanced or delayed by more than 30 days from December 10, 2027, then such notice must be provided by the later of 60 days prior to the date of the 2027 Annual Meeting or the 10th day after the Company first publicly announces the date of the 2027 Annual Meeting.

RTB Digital, Inc.

Corporate Secretary

3111 Camino Del Rio North, Suite 400

San Diego, CA 92108

HOUSEHOLDING

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.

The Company will promptly deliver an additional copy of any such document to any stockholder who writes the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notice, proxy statement and annual report, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to the Company at the following physical address or email address:

RTB Digital, Inc.

Corporate Secretary

3111 Camino Del Rio North, Suite 400

San Diego, CA 92108

Email: jasmine@roundtable.io

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

OTHER MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this proxy statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

Annex A

RTB Digital, Inc.
2026 EQUITY INCENTIVE PLAN

1.	Purpose. The purposes of this Plan are to:

(a)	attract, retain, and motivate Employees, Directors, and Consultants,

(b)	provide additional incentives to Employees, Directors, and Consultants, and

(c)	promote the success of the Company’s business,

by providing Employees, Directors, and Consultants with opportunities to acquire the Company’s Shares, or to receive monetary payments based on the value of such Shares. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s Employees, Directors, and Consultants to those of its shareholders.

2.	Definitions. As used herein, the following definitions will apply:

(a)	“Administrator” means a committee of at least one Director of the Company as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.

(b)	“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)	“Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards.

(d)	“Award Agreement” means the written or electronic agreement, consistent with the terms of the Plan, between the Company and the Participant, setting forth the terms, conditions, and restrictions applicable to each Award granted under the Plan.

(e)	“Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a committee to whom the Board has delegated authority to administer any aspect of this Plan.

(f)	“Cause” shall have the meaning ascribed to such term, or term of similar effect, in any offer letter, employment, consulting, severance, or similar agreement, including any Award Agreement, between the Participant and the Company or any Subsidiary; provided, that in the absence of an offer letter, employment, severance, or similar agreement containing such definition, “Cause” means:

(i)	any willful, material violation by the Participant of any law or regulation applicable to the business of the Company, a Subsidiary, or other affiliate of the Company;

(ii)	the Participant’s conviction for, or guilty plea to, a felony (or crime of similar magnitude under Applicable Laws outside the United States) or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, act of material dishonesty, embezzlement, or misappropriation or similar conduct against the Company, a Subsidiary, or other affiliate of the Company;

(iii)	the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, a Subsidiary, other affiliate of the Company, or any other entity having a business relationship with any of the foregoing;

(iv)	any material breach or violation by the Participant of any fiduciary duties or duties of care to the Company or provision of any agreement or understanding between the Company, a Subsidiary, or other affiliate of the Company and the Participant regarding the terms of the Participant’s service as an Employee, officer, Director, or Consultant to the Company, a Subsidiary, or other affiliate of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, officer, Director, or Consultant of the Company, a Subsidiary, or other affiliate of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality, non-competition, non-solicitation, restrictive covenant, or similar agreement between the Company, a Subsidiary, or other affiliate of the Company and the Participant;

(v)	any refusal by the Participant to carry out a reasonable directive of the chief executive officer, the Board or the Participant’s direct supervisor, which involves the business of the Company, a Subsidiary, or other affiliate of the Company and was capable of being lawfully performed;

(vi)	the Participant’s violation of the code of ethics of the Company or any Subsidiary;

(vii)	the Participant’s disregard of the policies of the Company, a Subsidiary, or other affiliate of the Company so as to cause loss, harm, damage, or injury to the property, reputation, or employees of the Company, a Subsidiary, or other affiliate of the Company; or

(viii)	any other misconduct by the Participant that is injurious to the financial condition or business reputation of, or is otherwise injurious to, the Company, a Subsidiary, or other affiliate of the Company.

(g)	“Change in Control” means the occurrence of any of the following events:

(i)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)	a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)	the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement, the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(h)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)	“Company” means RTB Digital, Inc., a Nevada corporation, or any successor thereto.

(j)	“Consultant” means a consultant or adviser who provides bona fide services to the Company, its Parent, or any Subsidiary as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(k)	“Director” means a member of the Board.

(l)	“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of an Award other than an Incentive Stock Option, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m)	“Effective Date” shall have the meaning set forth in Section 24.

(n)	“Employee” means any person, including officers and Directors, employed by the Company, its Parent, or any Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)	“Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(i)	if the Shares are readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such market for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for a Share for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	if the Shares are not readily tradable on an established securities market, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Code Section 409A to the extent necessary for an Award to comply with, or be exempt from, Code Section 409A. The Administrator’s determination shall be conclusive and binding on all persons.

(q)	“Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(r)	“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

(s)	“Nonqualified Stock Option” means a Stock Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

(t)	“Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 11.

(u)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v)	“Participant” means the holder of an outstanding Award granted under the Plan.

(w)	“Period of Restriction” means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

(x)	“Plan” means this RTB Digital, Inc. 2026 Equity Incentive Plan, as amended and restated.

(y)	“Restricted Stock” means Shares, subject to a Period of Restriction or certain other specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 or issued pursuant to the early exercise of a Stock Option.

(z)	“Restricted Stock Unit” or “RSU” means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 10.

(aa)	“Service” means service as a Service Provider. In the event of any dispute over whether and when Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(bb)	“Service Provider” means an Employee, Director, or Consultant, including any prospective Employee, Director, or Consultant who has accepted an offer of employment or service and will be an Employee, Director, or Consultant after the commencement of their service.

(cc)	“Stock Appreciation Right” or “SAR” means an Award pursuant to Section 8 that is designated as a SAR.

(dd)	“Shares” means the Company’s shares of common stock, par value of $0.001 per share.

(ee)	“Stock Option” means an option granted pursuant to the Plan to purchase Shares, whether designated as an Incentive Stock Option or a Nonqualified Stock Option.

(ff)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(gg)	“Substitute Award” has the meaning set forth in Section 3(d).

3.	Awards.

(a)	Award Types. The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.

(b)	Award Agreements. Awards shall be evidenced by Award Agreements (which need not be identical) in such forms as the Administrator may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreements, the provisions of the Plan shall prevail.

(c)	Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator, consistent with Applicable Laws. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

(d)	Substitute Awards. In connection with an entity’s merger or consolidation with the Company, any Subsidiary, or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Plan Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided below in Section 4(b), (c), or (d) below), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under Section 4(e). Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan (so long as not adopted in contemplation of such acquisition or combination), the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan, and shall not reduce the Plan Share Limit (and Shares available for Awards under the Plan as provided below in Section 4(b), (c), or (d) below); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

4.	Shares Available for Awards.

(a)	Basic Limitation. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan is 5,100,000 (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

(b)	Awards Not Settled in Shares Delivered to Participant. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if the Shares are tendered or withheld to satisfy any tax withholding obligations, the number of the Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan, although such Shares shall not again become available for issuance as Incentive Stock Options.

(c)	Cash-Settled Awards. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(d)	Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(e)	Code Section 422 Limitations. No more than 5,100,000 Shares (subject to adjustment pursuant to Section 14) may be issued under the Plan upon the exercise of Incentive Stock Options.

(f)	Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding Non-Employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $250,000 for such Service Provider’s first year of service as a Non-Employee Director and $250,000 for each year thereafter.

(g)	Share Reserve. The Company, during the term of the Plan, shall at all times keep available such number of Shares authorized for issuance as will be sufficient to satisfy the requirements of the Plan.

5.	Administration. The Plan will be administered by the Administrator.

(a)	Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion to:

(i)	determine Fair Market Value;

(ii)	select the Service Providers to whom Awards may be granted;

(iii)	determine the type or types of Awards to be granted to Participants under the Plan and number of the Shares to be covered by each Award;

(iv)	approve forms of Award Agreements for use under the Plan;

(v)	determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting criteria or Periods of Restriction, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)	construe and interpret the terms of the Plan, any Award Agreement, and Awards granted pursuant to the Plan;

(vii)	prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable tax laws;

(viii)	modify or amend each Award (subject to Section 18(c)), including (A) the discretionary authority to extend the post-termination exercisability period of Awards and (B) accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions;

(ix)	allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of the Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	allow a Participant to defer the receipt of the payment of cash or the delivery of the Shares that would otherwise be due to such Participant under an Award, subject to compliance (or exemption) from Code Section 409A;

(xii)	determine whether Awards will be settled in cash, Shares, other securities, other property, or in any combination thereof;

(xiii)	determine whether Awards will be adjusted for dividend equivalents;

(xiv)	create Other Stock-Based Awards for issuance under the Plan;

(xv)	impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any securities issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xvi)	make all other determinations and take any other action deemed necessary or advisable for administering the Plan and due compliance with Applicable Laws, stock market or exchange rules or regulations or accounting or tax rules or regulations.

(b)	Repricing. The Administrator, from time to time and in its sole discretion, may (i) amend an outstanding Stock Option or SAR Award to reduce the exercise price of the Award, (ii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for cash or other awards for the purpose of repricing the Award, or (iii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for an option or SAR with an exercise price that is less than the exercise price of the original Award. For avoidance of doubt, the Administrator may take any or all of the foregoing actions under this Section 5(b) without shareholder approval.

(c)	Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a committee of two or more Non-Employee Directors.

(d)	Delegation of Authority. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant all types of Awards, in accordance with Applicable Law (except that such delegation shall not apply to any Award for a Participant then covered by Section 16 of the Exchange Act), and the Administrator may delegate to one or more committees of the Board (which may consist solely of one Director) some or all of its authority under this Plan, including the authority to grant all types of Awards, in accordance with Applicable Law. Such delegation may be revoked at any time. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted.

(e)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all persons, including Participants and any other holders of Awards.

6.	Eligibility. The Administrator has the discretion to select any Service Provider to receive an Award, although Incentive Stock Options may be granted only to Employees. Designation of a Participant in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

7.	Stock Options. The Administrator, at any time and from time to time, may grant Stock Options under the Plan to Service Providers. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the following limitations:

(a)	Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of a Stock Option will be determined by the Administrator, but shall be no less than 100% of the Fair Market Value per Share on the date of grant, subject to Section 7(e). Notwithstanding the foregoing, in the case of a Stock Option that is a Substitute Award, the exercise price for Shares subject to such Stock Option may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A.

(b)	Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, however, the Administrator may, in its sole discretion, later waive any such condition.

(c)	Payment of Exercise Price. To the extent permitted by Applicable Laws, the Participant may pay the Stock Option exercise price by:

(i)	cash;

(ii)	check;

(iii)	surrender of other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

(iv)	if approved by the Administrator, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

(v)	if approved by the Administrator for only a Nonqualified Stock Option, as determined in its sole discretion, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Nonqualified Stock Option so exercised reduced by the number of Shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise;

(vi)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)	any combination of the foregoing methods of payment.

(d)	Exercise of Stock Option.

(i)	Procedure for Exercise. Any Stock Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. A Stock Option may not be exercised for a fraction of a Share. Exercising a Stock Option in any manner will decrease the number of Shares thereafter available for purchase under the Stock Option, by the number of Shares as to which the Stock Option is exercised.

(ii)	Exercise Requirements. A Stock Option will be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Option, and (B) full payment of the exercise price (including provision for any applicable tax withholding).

(iii)	Non-Exempt Employees. If a Stock Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Stock Option will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Stock Option (although the Stock Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (A) if such non-exempt Employee dies or suffers a Disability, (B) upon a Change in Control in which such Stock Option is not assumed, continued, or substituted, or (C) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company or a Subsidiary, or, if no such definition, in accordance with the then current employment policies and guidelines of the Company or employing Subsidiary), the vested portion of any Stock Option may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Stock Option will be exempt from the Participant’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any Shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 7(d)(iii) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

(iv)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, the Participant may exercise the Stock Option within such period of time as is specified in the Award Agreement to the extent that the Stock Option is vested on the date of termination (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Stock Option will remain exercisable for three (3) months (or twelve (12) months in the case of termination on account of Disability or death) following the Participant’s termination. If a Participant commits an act of Cause, all vested and unvested Stock Options shall be forfeited as of such date. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to a Stock Option, the Shares covered by the unvested portion of the Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan. If after termination, the Participant does not exercise a Stock Option as to all of the vested Shares within the time specified by the Administrator, the Stock Option will terminate, and remaining Shares covered by such Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan.

(v)	Extension of Exercisability. A Participant may not exercise a Stock Option at any time that the issuance of Shares upon such exercise would violate Applicable Laws. Except as otherwise provided in the Award Agreement, if a Participant ceases to be a Service Provider for any reason other than for Cause and, at any time during the last thirty (30) days of the applicable post-termination exercise period: (A) the exercise of the Participant’s Stock Option would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Laws, or (B) the immediate sale of any Shares issued upon such exercise would violate the Company’s trading policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term.

(vi)	Beneficiary. If a Participant dies while a Service Provider, the Stock Option may be exercised following the Participant’s death by the Participant’s designated beneficiary, provided such beneficiary has been designated and received by the Administrator prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been properly designated by the Participant, then such Stock Option may be exercised by the personal representative of the Participant’s estate or by the persons to whom the Stock Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.

(vii)	Shareholder Rights. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent or depositary of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 or the applicable Award Agreement.

(e)	Incentive Stock Option Limitations.

(i)	Each Stock Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000, such Stock Options will be treated as Nonqualified Stock Options. For purposes of this Section 7(e)(i), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Stock Option is granted.

(ii)	In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(iii)	No Stock Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any Stock Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Stock Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

(iv)	In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason a Stock Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

8.	Stock Appreciation Rights. The Administrator, at any time and from time to time, may grant SARs to Service Providers. Each SAR shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)	SAR Award Agreement. Each SAR Award will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any SAR Award.

(c)	Exercise Price and Other Terms. The per share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a SAR will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of a SAR that is a Substitute Award, the exercise price for Shares subject to such SAR may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d)	Expiration of Stock Appreciation Rights. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(d) relating to the maximum term and exercise also will apply to SARs.

(e)	Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	The number of Shares with respect to which the SAR is exercised.

(f)	Payment Form. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares, other securities, or other property of equivalent value, or in some combination thereof.

(g)	Tandem Awards. Any Stock Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Stock Options under this Plan). The Administrator also may award SARs to a Service Provider independent of any Stock Option.

9.	Restricted Stock. The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the following limitations:

(a)	Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past services to the Company, its Parent, or any Subsidiary, or (iii) any other form of legal consideration (including future services) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

(b)	Removal of Restrictions. Unless the Administrator determines otherwise, Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c)	Voting Rights. During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise.

(d)	Dividends and Other Distributions. During the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(e)	Transferability. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(f)	Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

10.	Restricted Stock Units (RSUs). The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)	RSU Award Agreement. Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b)	Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or Service), or any other basis determined by the Administrator in its discretion.

(c)	Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)	Form and Timing of Payment. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in cash, Shares, other securities, other property, or a combination of both.

(e)	Voting and Dividend Equivalent Rights. The holders of RSUs shall have no voting rights as the Company’s shareholders. Prior to settlement or forfeiture, RSUs awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they attach.

(f)	Cancellation. On the date set forth in the Award Agreement, all unearned RSUs will be forfeited to the Company.

11.	Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights.

12.	Vesting.

(a)	Vesting Conditions. Each Award may or may not be subject to vesting, a Period of Restriction, and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. Vesting conditions may include Service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. An Award Agreement may provide for accelerated vesting upon certain specified events.

(b)	Performance Criteria. The Administrator may establish performance-based conditions for an Award which may be based on the attainment of specific levels of performance of the Company (and/or one or more Subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Subsidiaries as a whole or any business unit(s) of the Company and/or one or more Subsidiaries or any combination thereof, as the Administrator may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph. Any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

(c)	Default Vesting. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a three (3) year period, with one-third (1/3) of the Award vesting on the first annual anniversary of the date of grant and the remaining portion vesting every six (6) months thereafter.

(d)	Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence and will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Nonqualified Stock Option.

(e)	In the event a Service Provider’s regular level of time commitment in the performance of services for the Company, its Parent, or any Subsidiary is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (i) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.

13.	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to the Participant’s estate or legal representative, and may be exercised, during the lifetime of the Participant, only by the Participant, although the Administrator, in its discretion, may permit Award transfers for purposes of estate planning or charitable giving. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.	Adjustments; Dissolution or Liquidation; Change in Control.

(a)	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding awards, and the numerical limits in Section 4. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)	Change in Control.

(i)	In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation.

(ii)	Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares, including those as to which it would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels. If a Stock Option is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Stock Option shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Stock Option shall terminate upon the expiration of such period.

(iii)	For the purposes of this Section 14(c), the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common shares of the acquiring or successor corporation or its parent, the Administrator may, with the consent of the acquiring or successor corporation, provide for the consideration to be received, for each Share subject to the Award, to be solely common shares of the acquiring or successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks, or any other contingencies. Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or the acquiring or successor corporation modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the acquiring or successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.	Taxes.

(a)	General. It is a condition to each Award under the Plan that a Participant or such Participant’s successor shall make such arrangements that may be necessary, in the opinion of the Administrator or the Company, for the satisfaction of any federal, state, local, or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan unless such obligations are satisfied.

(b)	Share Withholding. To the extent that Applicable Laws subject a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company, its Parent, or a Subsidiary withhold all or a portion of any Share that otherwise would be issued to such Participant or by surrendering all or a portion of any Share that the Participant previously acquired. Such Share shall be valued on the date withheld or surrendered. Any payment of taxes by assigning Shares to the Company, its Parent, or a Subsidiary may be subject to restrictions, including any restrictions required by the Securities and Exchange Commission, accounting, or other rules.

(c)	Discretionary Nature of Plan. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Laws, the benefits and rights provided under the Plan are not to be considered part of a Participant’s salary or compensation or for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits, or rights of any kind. By acceptance of an Award, a Participant waives any and all rights to compensation or damages as a result of the termination of Service for any reason whatsoever insofar as those rights result or may result from this Plan or any Award.

(d)	Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

(e)	Deferral of Award Settlement. The Administrator, in its discretion, may permit selected Participants to elect to defer distributions of Restricted Stock or RSUs in accordance with procedures established by the Administrator to assure that such deferrals comply with applicable requirements of the Code. Any deferred distribution, whether elected by the Participant or specified by the Award Agreement or the Administrator, shall comply with Code Section 409A, to the extent applicable.

(f)	Limitation on Liability. Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

16.	No Rights as a Service Provider. Neither the Plan, nor an Award Agreement, nor any Award shall confer upon a Participant any right with respect to continuing a relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company, its Parent, or any Subsidiary to terminate such relationship at any time, with or without cause.

17.	Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards.

18.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

(b)	Shareholder Approval. The Company may obtain shareholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Laws, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.	Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)	Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

20.	Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

21.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.	Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. All Awards authorized by the Board prior to shareholder approval hereunder are contingent until approval of the Plan by shareholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the shareholders within twelve (12) months after the date the Plan is adopted by the Board, the Plan and any Awards hereunder shall be automatically terminated.

23.	Choice of Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to any choice of law principles.

24.	Effective Date.

(a)	The Plan shall be effective as of November _, 2026, the date on which the Plan was adopted by the Board (the “Effective Date”).

(b)	Unless terminated earlier under Section 18, the ability of the Board to grant Awards under this Plan shall terminate on November __, 2036, ten years after the Effective Date, provided that the Plan will continue in effect until all Awards have been exercised or terminated.

Annex B

RTB Digital, Inc.

2026 STRATEGIC PARTNERS PLAN

1.	Purpose. The purposes of this Plan are to:

(a)	Reward persons, who may include Employees, Directors, Strategic Partners and Consultants,

(b)	align the interests of Employees, Directors, Strategic Partners and Consultants with the long-term interests of the Company and its stockholders, and

(c)	promote the success of the Company’s business by rewarding Employees, Directors, Strategic Partners and Consultants for their contributions to the Company’s strategic objectives as formulated by the Board and management of the Company.

2.	Definitions. As used herein, the following definitions will apply:

(a)	“Administrator” means a committee of at least one Director of the Company as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.

(b)	“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)	“Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards.

(d)	“Award Agreement” means the written or electronic agreement, consistent with the terms of the Plan, between the Company and the Participant, setting forth the terms, conditions, and restrictions applicable to each Award granted under the Plan.

(e)	“Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a committee to whom the Board has delegated authority to administer any aspect of this Plan.

(f)	“Cause” shall have the meaning ascribed to such term, or term of similar effect, in any offer letter, employment, consulting, severance, or similar agreement, including any Award Agreement, between the Participant and the Company or any Subsidiary; provided, that in the absence of an offer letter, employment, severance, or similar agreement containing such definition, “Cause” means:

(i)	any willful, material violation by the Participant of any law or regulation applicable to the business of the Company, a Subsidiary, or other affiliate of the Company;

(ii)	the Participant’s conviction for, or guilty plea to, a felony (or crime of similar magnitude under Applicable Laws outside the United States) or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, act of material dishonesty, embezzlement, or misappropriation or similar conduct against the Company, a Subsidiary, or other affiliate of the Company;

(iii)	the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, a Subsidiary, other affiliate of the Company, or any other entity having a business relationship with any of the foregoing;

(iv)	any material breach or violation by the Participant of any fiduciary duties or duties of care to the Company or provision of any agreement or understanding between the Company, a Subsidiary, or other affiliate of the Company and the Participant regarding the terms of the Participant’s service as an Employee, officer, Director, or Consultant to the Company, a Subsidiary, or other affiliate of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, officer, Director, or Consultant of the Company, a Subsidiary, or other affiliate of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality, non-competition, non-solicitation, restrictive covenant, or similar agreement between the Company, a Subsidiary, or other affiliate of the Company and the Participant;

(v)	any refusal by the Participant to carry out a reasonable directive of the chief executive officer, the Board or the Participant’s direct supervisor, which involves the business of the Company, a Subsidiary, or other affiliate of the Company and was capable of being lawfully performed;

(vi)	the Participant’s violation of the code of ethics of the Company or any Subsidiary;

(vii)	the Participant’s disregard of the policies of the Company, a Subsidiary, or other affiliate of the Company so as to cause loss, harm, damage, or injury to the property, reputation, or employees of the Company, a Subsidiary, or other affiliate of the Company; or

(viii)	any other misconduct by the Participant that is injurious to the financial condition or business reputation of, or is otherwise injurious to, the Company, a Subsidiary, or other affiliate of the Company.

(g)	“Change in Control” means the occurrence of any of the following events:

(i)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)	a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)	the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement, the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(h)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)	“Company” means RTB Digital, Inc., a Nevada corporation, or any successor thereto.

(j)	“Consultant” means a consultant or adviser who provides bona fide services to the Company, its Parent, or any Subsidiary as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(k)	“Director” means a member of the Board.

(l)	“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of an Award other than an Incentive Stock Option, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m)	“Effective Date” shall have the meaning set forth in Section 24.

(n)	“Employee” means any person, including officers and Directors, employed by the Company, its Parent, or any Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)	“Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(i)	if the Shares are readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such market for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for a Share for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	if the Shares are not readily tradable on an established securities market, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Code Section 409A to the extent necessary for an Award to comply with, or be exempt from, Code Section 409A. The Administrator’s determination shall be conclusive and binding on all persons.

(q)	“Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(r)	“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

(s)	“Nonqualified Stock Option” means a Stock Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

(t)	“Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 11.

(u)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v)	“Participant” means the holder of an outstanding Award granted under the Plan.

(w)	“Period of Restriction” means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

(x)	“Plan” means this RTB Digital, Inc. 2026 Equity Incentive Plan, as amended and restated.

(y)	“Restricted Stock” means Shares, subject to a Period of Restriction or certain other specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 or issued pursuant to the early exercise of a Stock Option.

(z)	“Restricted Stock Unit” or “RSU” means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 10.

(aa)	“Service” means service as a Service Provider. In the event of any dispute over whether and when Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(bb)	“Service Provider” means an Employee, Director, Strategic Partner, or Consultant, including any prospective Employee, Director, Strategic Partner, or Consultant who has accepted an offer of employment or service or entered into a strategic partnership agreement or arrangement with the Company and will be an Employee, Director, Strategic Partner, or Consultant after the commencement of their service.

(cc)	“Strategic Partner: means a person that has entered into an agreement or arrangement that is approved by the Board or management of the Company that will provide services to the Company of a strategic operational, management, financial or other advantage that is intended to foster the development and growth of the Company.

(dd)	“Stock Appreciation Right” or “SAR” means an Award pursuant to Section 8 that is designated as a SAR.

(ee)	“Shares” means the Company’s shares of common stock, par value of $0.001 per share.

(ff)	“Stock Option” means an option granted pursuant to the Plan to purchase Shares, whether designated as an Incentive Stock Option or a Nonqualified Stock Option.

(gg)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(hh)	“Substitute Award” has the meaning set forth in Section 3(d).

3.	Awards.

(a)	Award Types. The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.

(b)	Award Agreements. Awards shall be evidenced by Award Agreements (which need not be identical) in such forms as the Administrator may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreements, the provisions of the Plan shall prevail.

(c)	Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator, consistent with Applicable Laws. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

(d)	Substitute Awards. In connection with an entity’s merger or consolidation with the Company, any Subsidiary, or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Plan Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided below in Section 4(b), (c), or (d) below), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under Section 4(e). Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan (so long as not adopted in contemplation of such acquisition or combination), the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan, and shall not reduce the Plan Share Limit (and Shares available for Awards under the Plan as provided below in Section 4(b), (c), or (d) below); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

4.	Shares Available for Awards.

(a)	Basic Limitation. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan is 10,000,000 (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

(b)	Awards Not Settled in Shares Delivered to Participant. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if the Shares are tendered or withheld to satisfy any tax withholding obligations, the number of the Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan, although such Shares shall not again become available for issuance as Incentive Stock Options.

(c)	Cash-Settled Awards. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(d)	Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(e)	Code Section 422 Limitations. No more than 10,000,000 Shares (subject to adjustment pursuant to Section 14) may be issued under the Plan upon the exercise of Incentive Stock Options.

(f)	Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding Non-Employee Director compensation, the aggregate number of Shares subject to equity-based Awards granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed 1,000,000 Shares.

(g)	Share Reserve. The Company, during the term of the Plan, shall at all times keep available such number of Shares authorized and unissued Shares for issuance as will be sufficient to satisfy the requirements of the Plan; provided that this provision does not require the Company to create a “reserve of shares” with its transfer agent.

5.	Administration. The Plan will be administered by the Administrator.

(a)	Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion to:

(i)	determine Fair Market Value;

(ii)	select the Service Providers to whom Awards may be granted;

(iii)	determine the type or types of Awards to be granted to Participants under the Plan and number of the Shares to be covered by each Award;

(iv)	approve forms of Award Agreements for use under the Plan;

(v)	determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting criteria or Periods of Restriction, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)	construe and interpret the terms of the Plan, any Award Agreement, and Awards granted pursuant to the Plan;

(vii)	prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable tax laws;

(viii)	modify or amend each Award (subject to Section 18(c)), including (A) the discretionary authority to extend the post-termination exercisability period of Awards and (B) accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions;

(ix)	allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of the Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	allow a Participant to defer the receipt of the payment of cash or the delivery of the Shares that would otherwise be due to such Participant under an Award, subject to compliance (or exemption) from Code Section 409A;

(xii)	determine whether Awards will be settled in cash, Shares, other securities, other property, or in any combination thereof;

(xiii)	determine whether Awards will be adjusted for dividend equivalents;

(xiv)	create Other Stock-Based Awards for issuance under the Plan;

(xv)	impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any securities issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xvi)	make all other determinations and take any other action deemed necessary or advisable for administering the Plan and due compliance with Applicable Laws, stock market or exchange rules or regulations or accounting or tax rules or regulations.

(b)	Repricing. The Administrator, from time to time and in its sole discretion, may (i) amend an outstanding Stock Option or SAR Award to reduce the exercise price of the Award, (ii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for cash or other awards for the purpose of repricing the Award, or (iii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for an option or SAR with an exercise price that is less than the exercise price of the original Award. For avoidance of doubt, the Administrator may take any or all of the foregoing actions under this Section 5(b) without shareholder approval.

(c)	Section 16. To the extent possible and desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a committee of two or more Non-Employee Directors.

(d)	Delegation of Authority. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant all types of Awards, in accordance with Applicable Law (except that such delegation shall not apply to any Award for a Participant then covered by Section 16 of the Exchange Act), and the Administrator may delegate to one or more committees of the Board (which may consist solely of one Director) some or all of its authority under this Plan, including the authority to grant all types of Awards, in accordance with Applicable Law. Such delegation may be revoked at any time. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted.

(e)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all persons, including Participants and any other holders of Awards.

6.	Eligibility. The Administrator has the discretion to select any Service Provider to receive an Award, although Incentive Stock Options may be granted only to Employees. Designation of a Participant in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

7.	Stock Options. The Administrator, at any time and from time to time, may grant Stock Options under the Plan to Service Providers. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the following limitations:

(a)	Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of a Stock Option will be determined by the Administrator, but shall be no less than 100% of the Fair Market Value per Share on the date of grant, subject to Section 7(e). Notwithstanding the foregoing, in the case of a Stock Option that is a Substitute Award, the exercise price for Shares subject to such Stock Option may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A.

(b)	Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, however, the Administrator may, in its sole discretion, later waive any such condition.

(c)	Payment of Exercise Price. To the extent permitted by Applicable Laws, the Participant may pay the Stock Option exercise price by:

(i)	cash;

(ii)	check;

(iii)	surrender of other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

(iv)	if approved by the Administrator, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

(v)	if approved by the Administrator for only a Nonqualified Stock Option, as determined in its sole discretion, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Nonqualified Stock Option so exercised reduced by the number of Shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise;

(vi)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)	any combination of the foregoing methods of payment.

(d)	Exercise of Stock Option.

(i)	Procedure for Exercise. Any Stock Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. A Stock Option may not be exercised for a fraction of a Share. Exercising a Stock Option in any manner will decrease the number of Shares thereafter available for purchase under the Stock Option, by the number of Shares as to which the Stock Option is exercised.

(ii)	Exercise Requirements. A Stock Option will be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Option, and (B) full payment of the exercise price (including provision for any applicable tax withholding).

(iii)	Non-Exempt Employees. If a Stock Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Stock Option will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Stock Option (although the Stock Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (A) if such non-exempt Employee dies or suffers a Disability, (B) upon a Change in Control in which such Stock Option is not assumed, continued, or substituted, or (C) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company or a Subsidiary, or, if no such definition, in accordance with the then current employment policies and guidelines of the Company or employing Subsidiary), the vested portion of any Stock Option may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Stock Option will be exempt from the Participant’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any Shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 7(d)(iii) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

(iv)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, the Participant may exercise the Stock Option within such period of time as is specified in the Award Agreement to the extent that the Stock Option is vested on the date of termination (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Stock Option will remain exercisable for three (3) months (or twelve (12) months in the case of termination on account of Disability or death) following the Participant’s termination. If a Participant commits an act of Cause, all vested and unvested Stock Options shall be forfeited as of such date. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to a Stock Option, the Shares covered by the unvested portion of the Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan. If after termination, the Participant does not exercise a Stock Option as to all of the vested Shares within the time specified by the Administrator, the Stock Option will terminate, and remaining Shares covered by such Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan.

(v)	Extension of Exercisability. A Participant may not exercise a Stock Option at any time that the issuance of Shares upon such exercise would violate Applicable Laws. Except as otherwise provided in the Award Agreement, if a Participant ceases to be a Service Provider for any reason other than for Cause and, at any time during the last thirty (30) days of the applicable post-termination exercise period: (A) the exercise of the Participant’s Stock Option would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Laws, or (B) the immediate sale of any Shares issued upon such exercise would violate the Company’s trading policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term.

(vi)	Beneficiary. If a Participant dies while a Service Provider, the Stock Option may be exercised following the Participant’s death by the Participant’s designated beneficiary, provided such beneficiary has been designated and received by the Administrator prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been properly designated by the Participant, then such Stock Option may be exercised by the personal representative of the Participant’s estate or by the persons to whom the Stock Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.

(vii)	Shareholder Rights. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent or depositary of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 or the applicable Award Agreement.

(e)	Incentive Stock Option Limitations.

(i)	Each Stock Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000, such Stock Options will be treated as Nonqualified Stock Options. For purposes of this Section 7(e)(i), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Stock Option is granted.

(ii)	In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(iii)	No Stock Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any Stock Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Stock Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

(iv)	In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason a Stock Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

8.	Stock Appreciation Rights. The Administrator, at any time and from time to time, may grant SARs to Service Providers. Each SAR shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)	SAR Award Agreement. Each SAR Award will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any SAR Award.

(c)	Exercise Price and Other Terms. The per share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a SAR will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of a SAR that is a Substitute Award, the exercise price for Shares subject to such SAR may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d)	Expiration of Stock Appreciation Rights. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(d) relating to the maximum term and exercise also will apply to SARs.

(e)	Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	The number of Shares with respect to which the SAR is exercised.

(f)	Payment Form. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares, other securities, or other property of equivalent value, or in some combination thereof.

(g)	Tandem Awards. Any Stock Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Stock Options under this Plan). The Administrator also may award SARs to a Service Provider independent of any Stock Option.

9.	Restricted Stock. The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the following limitations:

(a)	Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past services to the Company, its Parent, or any Subsidiary, or (iii) any other form of legal consideration (including future services) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

(b)	Removal of Restrictions. Unless the Administrator determines otherwise, Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c)	Voting Rights. During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise.

(d)	Dividends and Other Distributions. During the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(e)	Transferability. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(f)	Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

10.	Restricted Stock Units (RSUs). The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)	RSU Award Agreement. Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b)	Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or Service), or any other basis determined by the Administrator in its discretion.

(c)	Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)	Form and Timing of Payment. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in cash, Shares, other securities, other property, or a combination of both.

(e)	Voting and Dividend Equivalent Rights. The holders of RSUs shall have no voting rights as the Company’s shareholders. Prior to settlement or forfeiture, RSUs awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they attach.

(f)	Cancellation. On the date set forth in the Award Agreement, all unearned RSUs will be forfeited to the Company.

11.	Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights.

12.	Vesting.

(a)	Vesting Conditions. Each Award may or may not be subject to vesting, a Period of Restriction, and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. Vesting conditions may include Service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. An Award Agreement may provide for accelerated vesting upon certain specified events.

(b)	Performance Criteria. The Administrator may establish performance-based conditions for an Award which may be based on the attainment of specific levels of performance of the Company (and/or one or more Subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Subsidiaries as a whole or any business unit(s) of the Company and/or one or more Subsidiaries or any combination thereof, as the Administrator may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph. Any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

(c)	Default Vesting. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a three (3) year period, with one-third (1/3) of the Award vesting on the first annual anniversary of the date of grant and the remaining portion vesting every six (6) months thereafter.

(d)	Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence and will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Nonqualified Stock Option.

(e)	Change in Service Time Obligation. In the event a Service Provider’s regular level of time commitment in the performance of services for the Company, its Parent, or any Subsidiary is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (i) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.

13.	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to the Participant’s estate or legal representative, and may be exercised, during the lifetime of the Participant, only by the Participant, although the Administrator, in its discretion, may permit Award transfers for purposes of estate planning or charitable giving. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.	Adjustments; Dissolution or Liquidation; Change in Control.

(a)	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding awards, and the numerical limits in Section 4. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)	Change in Control.

(i)	In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation.

(ii)	Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares, including those as to which it would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels. If a Stock Option is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Stock Option shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Stock Option shall terminate upon the expiration of such period.

(iii)	For the purposes of this Section 14(c), the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common shares of the acquiring or successor corporation or its parent, the Administrator may, with the consent of the acquiring or successor corporation, provide for the consideration to be received, for each Share subject to the Award, to be solely common shares of the acquiring or successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks, or any other contingencies. Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or the acquiring or successor corporation modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the acquiring or successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.	Taxes.

(a)	General. It is a condition to each Award under the Plan that a Participant or such Participant’s successor shall make such arrangements that may be necessary, in the opinion of the Administrator or the Company, for the satisfaction of any federal, state, local, or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan unless such obligations are satisfied.

(b)	Share Withholding. To the extent that Applicable Laws subject a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company, its Parent, or a Subsidiary withhold all or a portion of any Share that otherwise would be issued to such Participant or by surrendering all or a portion of any Share that the Participant previously acquired. Such Share shall be valued on the date withheld or surrendered. Any payment of taxes by assigning Shares to the Company, its Parent, or a Subsidiary may be subject to restrictions, including any restrictions required by the Securities and Exchange Commission, accounting, or other rules.

(c)	Discretionary Nature of Plan. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Laws, the benefits and rights provided under the Plan are not to be considered part of a Participant’s salary or compensation or for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits, or rights of any kind. By acceptance of an Award, a Participant waives any and all rights to compensation or damages as a result of the termination of Service for any reason whatsoever insofar as those rights result or may result from this Plan or any Award.

(d)	Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

(e)	Deferral of Award Settlement. The Administrator, in its discretion, may permit selected Participants to elect to defer distributions of Restricted Stock or RSUs in accordance with procedures established by the Administrator to assure that such deferrals comply with applicable requirements of the Code. Any deferred distribution, whether elected by the Participant or specified by the Award Agreement or the Administrator, shall comply with Code Section 409A, to the extent applicable.

(f)	Limitation on Liability. Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

16.	No Rights as a Service Provider. Neither the Plan, nor an Award Agreement, nor any Award shall confer upon a Participant any right with respect to continuing a relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company, its Parent, or any Subsidiary to terminate such relationship at any time, with or without cause.

17.	Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards.

18.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

(b)	Shareholder Approval. The Company may obtain shareholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Laws, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.	Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)	Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

20.	Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

21.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.	Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. All Awards authorized by the Board prior to shareholder approval hereunder are contingent until approval of the Plan by shareholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the shareholders within twelve (12) months after the date the Plan is adopted by the Board, the Plan and any Awards hereunder shall be automatically terminated.

23.	Choice of Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to any choice of law principles.

24.	Effective Date.

(a)	The Plan shall be effective as of November ___, 2026, the date on which the Plan was adopted by the Board (the “Effective Date”).

(b)	Unless terminated earlier under Section 18, the ability of the Board to grant Awards under this Plan shall terminate on November _____, 2036, ten years after the Effective Date, provided that the Plan will continue in effect until all Awards have been exercised or terminated.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RTB DIGITAL, INC.

The Board of Directors unanimously recommends you vote FOR each of the following Director Nominees listed in proposal 1:

	For All	Withhold All	For All Except
1. To elect seven directors to hold office until the next annual meeting and until their respective successors are elected and qualified or until each of their earlier resignation or removal.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Walton Comer
02) James Heckman
03) Alykhan Madhavji
04) Steven Fletcher
05) Michael Alexander
06) Erin Schaefer
07) Mary Elizabeth Truss

The Board of Directors unanimously recommends you vote FOR each of proposals 2, 3, and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

T04906-P59131

RTB Digital, Inc.
Annual Meeting of Stockholders
December 10, 2026 at 4:00 PM Eastern Time/1:00 PM Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s), revoking all prior proxies given in connetion herewith, hereby appoint(s) James Heckman and Steven Fletcher, or either of them, as true and lawful attorney in-fact and proxies of the undersigned, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of RTB Digital, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:00 PM Eastern Time/1:00 PM Pacific Time on December 10, 2026, at www.virtualshareholdermeeting.com/RTB2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side